UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06292

UBS Investment Trust

(Exact name of registrant as specified in charter)

787 Seventh Avenue, New York, New York 10019

(Address of principal executive offices) (Zip code)

Keith A. Weller, Esq. UBS Asset Management One North Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Copy to:
Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036-6797

Registrant’s telephone number, including area code: 888-793-8637

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a)	Copy of the report transmitted to shareholders:

UBS U.S. Allocation Fund

Annual Report | August 31, 2022

UBS U.S. Allocation Fund

October 14, 2022

Dear shareholder,

We present you with the annual report for UBS U.S. Allocation Fund (the "Fund") for the 12 months ended August 31, 2022.

Performance

Over the 12 months ended August 31, 2022, the Fund's Class A shares returned -11.69% before deducting the maximum sales charge and returned -16.55% after deducting the maximum sales charge. During the same period, the Fund's primary benchmark, the S&P 500 Index,1 which tracks large cap US equities, returned -11.23%. Since the Fund invests in both stocks and bonds, we believe it is appropriate to also compare its performance to the UBS U.S. Allocation Fund Benchmark (the Fund's secondary benchmark),2 which returned -12.37% during the period. (Returns for all share classes over various time periods and descriptions of the indices are shown in "Performance at a glance" on page 6; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.)

Market commentary

Q. How would you describe the economic environment during the reporting period?

A. The US economy moved in fits and starts, as it was impacted by COVID-19 and its variants, 40-year high inflation, supply chain shortages, rising interest rates and the repercussions from the war in Ukraine. These headwinds were at times offset by continued fiscal spending, robust job growth and overall solid consumer spending. Looking back, third quarter 2021 US annualized gross domestic product ("GDP") was 2.3%. The economy then expanded 6.9% over the fourth quarter of the year. GDP then contracted 1.6% over the first quarter of 2022. Finally, the Commerce Department reported that second quarter annualized GDP was -0.6%.

The US Federal Reserve Board (the "Fed") held the federal funds rate, the interest rate at which depository institutions trade federal funds (balances held at Federal Reserve Banks) with each other overnight, in a record-low range between 0.00% and 0.25% during the first half of the reporting period. However, with inflation reaching a four decade high, the Fed pivoted and in March 2022 raised the federal funds rate to a range between 0.25% and 0.50%. This was the central bank's first rate hike since 2018. The Fed again raised rates at its meetings in May, June and July 2022. These hikes pushed the federal funds rate to a range between 2.25% and 2.50%. Finally, in September—after the reporting period ended—the federal funds rate was increased to a range between 3.00% and 3.25%.

UBS U.S. Allocation Fund

Investment Objective:

Total return, consisting of long-term capital appreciation and current income

Portfolio Managers:

Nicole Goldberger

Evan Brown

UBS Asset Management (Americas) Inc.

Commencement:

Class A—May 10, 1993

Class P (formerly Class Y)—May 10, 1993

Dividend payments:

Annually, if any

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from July 22, 1992 (the Fund's inception) until February 29, 2004: 100% S&P 500 Index; from March 1, 2004 until May 31, 2005: 65% Russell 3000 Index, 30% Blomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Index; and from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg Barclays US Aggregate Index and 5% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

The US equity market was volatile and generated weak returns during the reporting period. The market was initially supported by the COVID-19 vaccine rollout, monetary and fiscal policy support and solid corporate profits that often exceeded expectations. However, this was more than offset by periods of risk aversion, especially late in the reporting period, given aggressive Fed rate hikes and their potential impact on the economy and corporate profits. For the 12-months ended August 31, 2022, the S&P 500 Index3 returned -11.23%.

The fixed income market also generated weak results. With inflation moving sharply higher, the Fed started removing monetary policy accommodation. In the US, both short- and long-term Treasury yields moved higher (bond yields and prices move in the opposite direction). For the 12-month reporting period, the yield on the US 10-year Treasury bond rose from 1.30% to 3.15%. The overall US bond market, as measured by the Bloomberg US Aggregate Index,4 returned -11.52% during the 12-months ended August 31, 2022. Riskier fixed income securities also declined. High yield bonds, as measured by the ICE BofAML US High Yield Cash Pay Constrained Index,5 fell -10.43%. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 returned -18.82%.

Portfolio commentary

What worked

•  Overall, security selection and asset allocation decisions contributed to performance during the reporting period.

•  In the US value equity portion of the Fund, performance was primarily driven by positive stock selection in the consumer discretionary and materials sectors. Notable holdings that were additive to returns included:

  – CF Industries, a nitrogen fertilizer company, was beneficial. Its shares outperformed as rising natural gas prices continued to curb ammonia production in Europe (which is also used to produce fertilizer).

  – Dollar Tree added to returns, as its shares rallied on the back of the accelerated rollout of $1.25 price points across most items in its stores, which should help offset cost pressures and support higher margins. Another positive catalyst for Dollar Tree's share price was the announcement that the current Executive Chairman was retiring before the annual meeting in June, paving the way for Rick Dreiling to be named Chairman—an advancement in activist Mantle Ridge's plans to refresh Dollar Tree's board.

3  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Bloomberg US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The ICE BofAML US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS U.S. Allocation Fund

  – In the US growth equity portion of the Fund, an overweight to the energy and health care sectors contributed the most to performance. Stock selection in health care and industrials was also beneficial. Notable holdings that were additive to returns included:

  – AbbVie rallied along with the overall biopharma industry. AbbVie significantly outperformed due to improving prescription trends, especially for its JAK-1 inhibitor drug. Recent news (i.e., incrementally positive data for 1L MCL indication for its Imbruvica pipeline and approval for Skyrizi in Crohn's disease at the end of June) has continued to drive its outperformance versus the index and peers.

  – ConocoPhillips was a contributor as exploration and production (E&P) companies have significantly outperformed in 2022. ConocoPhillips has been well positioned to capture higher crude prices given its low hedging activities compared to its large cap E&P peers. We continue to like the company given its increase in capital returns to shareholders and its differentiated growth projects in Alaska and liquified natural gas (LNG).

  – McDonald's outperformed due to continued strong sales growth in the US, coupled with its franchise model, which insulated the company from the margin impact of higher input costs. Although McDonald's sits within the consumer discretionary sector, it is seen as a beneficiary given its value proposition. During the Global Financial Crisis, it was one of the very few restaurant chains that maintained positive same-store-sales growth.

•  Overall, asset allocation was positive for performance during the reporting period.7

  – We began the period overweight equities and underweight fixed income versus the index. In the first half of the period, an overweight to equities contributed to returns as risk assets experienced a rebound, reversing much of the damage caused by fears over rising cases of the Omicron variant of COVID-19 and the speed of the Fed's asset tapering. Within fixed income, an underweight to duration contributed to relative performance as yields rose.

  – Reducing our overweight to equities and increasing our fixed income exposure versus the Index over the second half of the reporting period was beneficial for performance. This was done in response to prevailing macroeconomic uncertainty, high inflation, COVID induced lockdowns in China, and tightening monetary policy occurring during the second half of the reporting period. Within equities, our preference for energy stocks contributed strongly to performance, as global oil demand outpaced supply, the latter of which was impacted by Russia's invasion into Ukraine. For comparison purposes, neutral Index weights for the Fund are 65.0% equities and 35.0% fixed income.

•  Relative to the benchmark, the use of fixed income and equity derivatives (futures, options, and swaps) contributed to results. These derivative instruments, which were utilized to manage the Fund's fixed income and equity exposure, were positive for performance.

What didn't work

•  In the US value equity portion of the fund, our overall positioning in information technology and industrials detracted from relative performance. The main detractors were:

  – Bio-Rad Laboratories shares declined on concerns regarding the outlook of the life sciences industry, with uncertainty around the durability of COVID-related demand tailwinds—although we believe these tailwinds will persist longer than the market thinks. Additionally, the sharp sell-off in growth stocks negatively impacted the

7  Allocations include derivative exposure.

UBS U.S. Allocation Fund

value of Bio-Rad's equity stake in Sartorius. Broadly speaking, we believe Bio-Rad's underlying diagnostic/life science business has a positive runway following a renewed focus on longer-term growth opportunities, such as its industry leading ddPCR (droplet digital PCR) platform. We also think margins will increase significantly from pre-pandemic levels. We continue to own this stock.

  – Not owning ExxonMobil in this portion detracted from relative performance as its shares performed well due to surging crude oil prices.

•  In the US growth equity portion of the Fund, both sector allocation and stock selection detracted from performance. With regard to sector allocation, an underweight to consumer staples and an overweight to communication services detracted from relative performance. Stock selection within information technology and consumer staples also represented a headwind for the strategy. On an individual basis, notable detractors included:

  – HubSpot's shares sold off as the changing global macroeconomic environment put pressure on enterprise software companies. We remain confident in HubStop's longer term positioning as leader in small- and medium-sized enterprise (SME) front office automation software and the company's ability to expand further into the mid-market enterprise segment and meaningfully expand its total accessible market. We continue to own this stock.

  – Match detracted from performance. The company has lowered full year guidance for fiscal year 2022 due primarily to mis-execution on new product introduction at Tinder that is expected to negatively impact user and revenue growth relative to prior expectations. Match has replaced Tinder leadership to drive improved performance, but it will likely take a few quarters to improve the product introduction cadence. We sold out of our position at the end of the quarter within this portion of the Fund.

  – Zscaler's shares underperformed as longer duration / higher growth software companies generated weak results. We exited the position given challenging optics going forward. We sold out of our position at the end of the quarter.

UBS U.S. Allocation Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor or visit us at www.ubs.com/am-us.

Sincerely,

Igor Lasun President UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.	Nicole Goldberger Portfolio Manager UBS U.S. Allocation Fund Managing Director UBS Asset Management (Americas) Inc.

Evan Brown
Portfolio Manager
UBS U.S. Allocation Fund
Managing Director
UBS Asset Management
(Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended August 31, 2022. The views and opinions in the letter were current as of October 14, 2022. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

* Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other information about the fund. Prospectuses for most of our funds can be obtained from your Financial Advisor, by calling UBS Funds at 800-647 1568 or by visiting our website at www.ubs.com/am-us.

UBS U.S. Allocation Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended 08/31/2022	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.69)%	6.98%	8.45%
Class P2	(11.44)	7.27	8.75
After deducting maximum sales charge
Class A1	(16.55)	5.78	7.84
S&P 500 Index[3]	(11.23)	11.83	13.08
UBS U.S. Allocation Fund Benchmark[4]	(12.37)	7.84	9.04

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 09/30/2022	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(16.15)%	5.00%	7.39%
Class P2	(15.93)	5.28	7.68
After deducting maximum sales charge
Class A1	(20.75)	3.82	6.78

The annualized gross and net expense ratios, respectively, for each class of shares as in the December 29, 2021 prospectuses, were as follows: Class A—0.96% and 0.96%; and Class P—0.69% and 0.69%.

Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Fund and UBS Asset Management (Americas) Inc. have entered into a written agreement, separate from UBS AM's investment advisory agreement with the Fund, whereby UBS AM has agreed to permanently reduce its management fees based on the Fund's average daily net assets to the following rates: $0 to $250 million: 0.50%; in excess of $250 million up to $500 million: 0.45%; in excess of $500 million up to $2 billion: 0.40%; over $2 billion: 0.35%. Effective December 29, 2021, UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, so that the ordinary total annual operating expenses of each class through December 31, 2022 (excluding dividend expense, borrowing costs and interest expense relating to short sales, and expenses attributable to investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) would not exceed 1.15% for Class A and 0.90% for Class P.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

2  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

3  The S&P 500 Index is an unmanaged, weighted index comprising 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The UBS U.S. Allocation Fund Benchmark is an unmanaged benchmark compiled by the Advisor, constructed as follows: from June 1, 2005 until present: 65% Russell 3000 Index, 30% Bloomberg US Aggregate Bond Index, and 5% ICE BofAML US High Yield Cash Pay Constrained Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com/us-mutualfundperformance.

UBS U.S. Allocation Fund

Illustration of an assumed investment of $10,000 in Class P shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class P shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2022. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class P

Illustration of an assumed investment of $10,000 in Class A shares of the Fund (unaudited)

The following graph depicts the performance of UBS U.S. Allocation Fund Class A shares versus the S&P 500 Index and the UBS U.S. Allocation Fund Benchmark over the 10 years ended August 31, 2022. The performance of the other class will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that the Fund is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

UBS U.S. Allocation Fund Class A

UBS U.S. Allocation Fund

Understanding your Fund's expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads); and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2022 to August 31, 2022.

Actual expenses (unaudited)

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning account value March 1, 2022	Ending account value August 31, 2022	Expenses paid during period[1] 03/01/22 to 08/31/22	Expense ratio during the period
Class A	Actual	$1,000.00	$900.80	$4.74	0.99%
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.21	5.04	0.99
Class P	Actual	1,000.00	902.20	3.45	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72

1  Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1

As a percentage of net assets as of August 31, 2022

Top ten equity holdings
Apple, Inc.	3.4%
iShares Core S&P Mid-Cap ETF	3.2
Microsoft Corp.	3.0
Amazon.com, Inc.	2.0
AbbVie, Inc.	1.5
Alphabet, Inc., Class A	1.4
Williams Cos., Inc.	0.9
Tesla, Inc.	0.9
Eli Lilly & Co.	0.8
NextEra Energy, Inc.	0.8
Total	17.9%
Top ten fixed income holdings
UMBS TBA, 2.000%	2.0%
UMBS TBA, 2.500%	1.8
UMBS TBA, 3.000%	1.0
Santander Retail Auto Lease Trust, 2.880% due 06/20/24	0.9
FNMA, 2.000% due 03/01/51	0.7
DT Auto Owner Trust, 3.870% due 11/15/24	0.6
Westlake Automobile Receivables Trust, 2.520% due 04/15/25	0.6
U.S. Treasury Notes, 2.750% due 08/15/32	0.5
FNMA, 2.500% due 08/01/51	0.4
Exeter Automobile Receivables Trust, 0.350% due 02/18/25	0.4
Total	8.9%
Top five issuer breakdown by country or territory of origin
United States	100.9%
Cayman Islands	0.9
United Kingdom	0.6
Canada	0.4
Germany	0.3
Total	103.1%

UBS U.S. Allocation Fund

Portfolio statistics and industry diversification—(unaudited)1 (concluded)

As a percentage of net assets as of August 31, 2022

Asset allocation
Common stocks	56.1%
Corporate bonds	16.3
Short-term investments	8.5
U.S. government agency obligations	7.2
Asset-backed securities	7.1
Mortgage-backed securities	4.9
Exchange traded funds	3.2
U.S. Treasury obligations	1.0
Non-U.S. government agency obligations	0.4
Preferred stocks	0.0 †
Cash equivalents and other assets less liabilities	(4.7)
Total	100.0%

†  Amount is less than 0.05% or (0.05%).

1  The portfolio is actively managed and its composition will vary over time.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—56.1%
Aerospace & defense—0.7%
Boeing Co.*	93	$14,903
General Dynamics Corp.	52	11,904
Howmet Aerospace, Inc.	136	4,819
L3harris Technologies, Inc.	38	8,671
Lockheed Martin Corp.	44	18,485
Northrop Grumman Corp.	28	13,384
Raytheon Technologies Corp.	249	22,348
Spirit AeroSystems Holdings, Inc., Class A	24,483	736,938
TransDigm Group, Inc.	1,326	796,117
		1,627,569
Air freight & logistics—0.0%†
C.H. Robinson Worldwide, Inc.	45	5,137
Expeditors International of Washington, Inc.	48	4,939
FedEx Corp.	40	8,432
United Parcel Service, Inc., Class B	123	23,925
		42,433
Airlines—0.0%†
Delta Air Lines, Inc.*	50	1,553
Southwest Airlines Co.*	190	6,973
		8,526
Auto components—0.0%†
Aptiv PLC*	268	25,039
BorgWarner, Inc.	259	9,765
		34,804
Automobiles—1.4%
Ford Motor Co.	71,206	1,085,180
General Motors Co.	1,340	51,201
Tesla, Inc.*	7,029	1,937,263
		3,073,644
Banks—1.8%
Bank of America Corp.	10,250	344,502
Bank OZK	20,411	827,258
Citigroup, Inc.	2,813	137,303
Citizens Financial Group, Inc.	738	27,070
Comerica, Inc.	176	14,133
Fifth Third Bancorp	987	33,706
First Republic Bank	251	38,109
Huntington Bancshares, Inc.	2,026	27,148
JPMorgan Chase & Co.	4,245	482,784
KeyCorp	1,327	23,475
M&T Bank Corp.	258	46,899
PNC Financial Services Group, Inc.	597	94,326
Regions Financial Corp.	1,360	29,471
Signature Bank	85	14,821
SVB Financial Group*	80	32,522
Truist Financial Corp.	1,956	91,619
U.S. Bancorp	1,950	88,939
Wells Fargo & Co.	38,440	1,680,212
Zions Bancorp N.A.	270	14,858
		4,049,155
	Number of shares	Value
Common stocks—(continued)
Beverages—0.8%
Brown-Forman Corp., Class B	374	$27,190
Coca-Cola Co.	7,536	465,046
Constellation Brands, Inc., Class A	3,378	831,157
Keurig Dr Pepper, Inc.	1,377	52,491
Molson Coors Beverage Co., Class B	364	18,808
Monster Beverage Corp.*	731	64,935
PepsiCo, Inc.	2,677	461,167
		1,920,794
Biotechnology—2.4%
AbbVie, Inc.	25,553	3,435,857
Amgen, Inc.	895	215,069
Biogen, Inc.*	243	47,477
BioNTech SE, ADR	2,300	332,672
Gilead Sciences, Inc.	2,098	133,160
Incyte Corp.*	352	24,791
Moderna, Inc.*	581	76,849
Regeneron Pharmaceuticals, Inc.*	183	106,334
Vertex Pharmaceuticals, Inc.*	4,008	1,129,294
		5,501,503
Building products—0.0%†
Carrier Global Corp.	99	3,873
Johnson Controls International PLC	85	4,602
Masco Corp.	89	4,527
Trane Technologies PLC	31	4,776
		17,778
Capital markets—1.5%
Ameriprise Financial, Inc.	5,483	1,469,499
Bank of New York Mellon Corp.	1,080	44,852
BlackRock, Inc.	203	135,277
Cboe Global Markets, Inc.	148	17,460
Charles Schwab Corp.	10,388	737,029
CME Group, Inc.	519	101,522
FactSet Research Systems, Inc.	47	20,367
Franklin Resources, Inc.	366	9,542
Goldman Sachs Group, Inc.	494	164,339
Intercontinental Exchange, Inc.	800	80,680
Invesco Ltd.	539	8,877
MarketAxess Holdings, Inc.	50	12,429
Moody's Corp.	221	62,879
Morgan Stanley	2,019	172,059
MSCI, Inc.	108	48,518
Nasdaq, Inc.	480	28,574
Northern Trust Corp.	293	27,861
Raymond James Financial, Inc.	272	28,389
S&P Global, Inc.	495	174,329
State Street Corp.	523	35,747
T. Rowe Price Group, Inc.	311	37,320
		3,417,549
Chemicals—1.0%
Air Products and Chemicals, Inc.	319	80,532
Albemarle Corp.	168	45,017
Celanese Corp.	165	18,292

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
CF Industries Holdings, Inc.	14,031	$1,451,647
Corteva, Inc.	1,037	63,703
Dow, Inc.	1,043	53,193
DuPont de Nemours, Inc.	749	41,674
Eastman Chemical Co.	205	18,655
Ecolab, Inc.	364	59,634
FMC Corp.	186	20,103
International Flavors & Fragrances, Inc.	374	41,320
Linde PLC	720	203,659
LyondellBasell Industries N.V., Class A	375	31,125
Mosaic Co.	514	27,689
PPG Industries, Inc.	343	43,554
Sherwin-Williams Co.	350	81,235
		2,281,032
Commercial services & supplies—0.0%†
Cintas Corp.	22	8,950
Copart, Inc.*	21	2,513
Republic Services, Inc.	55	7,850
Waste Management, Inc.	71	12,001
		31,314
Communications equipment—0.2%
Arista Networks, Inc.*	358	42,917
Cisco Systems, Inc.	6,723	300,653
F5, Inc.*	83	13,036
Juniper Networks, Inc.	477	13,556
Motorola Solutions, Inc.	269	65,477
		435,639
Construction & engineering—0.0%†
Quanta Services, Inc.	35	4,945
Construction materials—0.0%†
Martin Marietta Materials, Inc.	96	33,380
Vulcan Materials Co.	194	32,299
		65,679
Consumer finance—0.4%
American Express Co.	880	133,760
Capital One Financial Corp.	565	59,788
Discover Financial Services	400	40,196
Synchrony Financial	19,528	639,542
		873,286
Containers & packaging—0.1%
Amcor PLC	2,197	26,386
Avery Dennison Corp.	124	22,769
Ball Corp.	465	25,952
International Paper Co.	517	21,517
Packaging Corp. of America	142	19,443
Sealed Air Corp.	258	13,883
Westrock Co.	368	14,937
		144,887
	Number of shares	Value
Common stocks—(continued)
Distributors—0.0%†
Genuine Parts Co.	144	$22,465
LKQ Corp.	262	13,944
Pool Corp.	43	14,585
		50,994
Diversified financial services—0.7%
Berkshire Hathaway, Inc., Class B*	2,609	732,607
Voya Financial, Inc.	14,455	889,416
		1,622,023
Diversified telecommunication services—0.1%
AT&T, Inc.	7,705	135,146
Lumen Technologies, Inc.[1]	1,225	12,201
Verizon Communications, Inc.	4,493	187,852
		335,199
Electric utilities—1.1%
Alliant Energy Corp.	404	24,660
American Electric Power Co., Inc.	720	72,144
Constellation Energy Corp.	501	40,877
Duke Energy Corp.	1,143	122,198
Edison International	533	36,121
Entergy Corp.	276	31,823
Evergy, Inc.	299	20,490
Eversource Energy	463	41,527
Exelon Corp.	1,369	60,113
FirstEnergy Corp.	802	31,719
NextEra Energy, Inc.	20,971	1,783,793
NRG Energy, Inc.	313	12,921
Pinnacle West Capital Corp.	144	10,850
PPL Corp.	1,128	32,802
Southern Co.	1,566	120,692
Xcel Energy, Inc.	825	61,256
		2,503,986
Electrical equipment—0.6%
AMETEK, Inc.	30	3,605
Eaton Corp. PLC	71	9,701
Emerson Electric Co.	101	8,256
Generac Holdings, Inc.*	19	4,188
Regal Rexnord Corp.	9,212	1,267,479
Rockwell Automation, Inc.	31	7,345
		1,300,574
Electronic equipment, instruments & components—0.2%
Amphenol Corp., Class A	947	69,633
CDW Corp.	215	36,700
Corning, Inc.	1,118	38,370
Keysight Technologies, Inc.*	292	47,856
TE Connectivity Ltd.	531	67,018
Teledyne Technologies, Inc.*	75	27,627
Trimble, Inc.*	414	26,185
Zebra Technologies Corp., Class A*	86	25,941
		339,330

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(continued)
Energy equipment & services—0.1%
Baker Hughes Co.	2,594	$65,525
Halliburton Co.	2,425	73,065
Schlumberger N.V.	3,901	148,823
		287,413
Entertainment—1.0%
Activision Blizzard, Inc.	821	64,440
Electronic Arts, Inc.	315	39,964
Live Nation Entertainment, Inc.*	136	12,289
Netflix, Inc.*	2,672	597,352
Take-Two Interactive Software, Inc.*	10,729	1,314,946
Walt Disney Co.*	1,937	217,099
Warner Bros Discovery, Inc.*	2,427	32,134
		2,278,224
Equity real estate investment trusts—1.4%
Alexandria Real Estate Equities, Inc.	223	34,208
American Tower Corp.	680	172,754
AvalonBay Communities, Inc.	218	43,798
Boston Properties, Inc.	209	16,601
Camden Property Trust	171	21,975
Crown Castle, Inc.	3,435	586,801
Digital Realty Trust, Inc.	422	52,172
Duke Realty Corp.	565	33,250
Equinix, Inc.	137	90,060
Equity Residential	503	36,810
Essex Property Trust, Inc.	104	27,566
Extra Space Storage, Inc.	202	40,143
Federal Realty Investment Trust	106	10,735
Healthpeak Properties, Inc.	801	21,026
Host Hotels & Resorts, Inc.	1,063	18,889
Iron Mountain, Inc.	423	22,254
Kimco Realty Corp.	895	18,867
Mid-America Apartment Communities, Inc.	184	30,483
Prologis, Inc.	11,081	1,379,695
Public Storage	228	75,429
Realty Income Corp.	885	60,428
Regency Centers Corp.	234	14,237
SBA Communications Corp.	165	53,666
Simon Property Group, Inc.	479	48,848
UDR, Inc.	434	19,474
Ventas, Inc.	582	27,854
VICI Properties, Inc.	1,409	46,483
Vornado Realty Trust	221	5,795
Welltower, Inc.	664	50,896
Weyerhaeuser Co.	1,104	37,713
		3,098,910
Food & staples retailing—0.5%
Costco Wholesale Corp.	850	443,785
Kroger Co.	1,228	58,870
Sysco Corp.	975	80,165
Walgreens Boots Alliance, Inc.	1,339	46,945
Walmart, Inc.	4,534	600,982
		1,230,747
	Number of shares	Value
Common stocks—(continued)
Food products—1.8%
Archer-Daniels-Midland Co.	1,096	$96,327
Bunge Ltd.	17,931	1,778,217
Campbell Soup Co.	382	19,245
Conagra Brands, Inc.	899	30,908
General Mills, Inc.	1,170	89,856
Hershey Co.	259	58,190
Hormel Foods Corp.	517	25,995
J.M. Smucker Co.	221	30,938
Kellogg Co.	524	38,116
Kraft Heinz Co.	1,436	53,706
Lamb Weston Holdings, Inc.	284	22,586
McCormick & Co., Inc.	486	40,858
Mondelez International, Inc., Class A	27,100	1,676,406
Tyson Foods, Inc., Class A	547	41,233
		4,002,581
Gas utilities—0.0%†
Atmos Energy Corp.	204	23,130
Health care equipment & supplies—1.1%
Abbott Laboratories	2,946	302,407
ABIOMED, Inc.*	76	19,705
Align Technology, Inc.*	117	28,513
Baxter International, Inc.	834	47,922
Becton Dickinson and Co.	486	122,676
Boston Scientific Corp.*	2,402	96,825
Cooper Cos., Inc.	1,909	548,723
DENTSPLY SIRONA, Inc.	341	11,175
Dexcom, Inc.*	7,028	577,772
Edwards Lifesciences Corp.*	1,044	94,064
Hologic, Inc.*	388	26,213
IDEXX Laboratories, Inc.*	141	49,015
Intuitive Surgical, Inc.*	604	124,267
Medtronic PLC	2,260	198,699
ResMed, Inc.	249	54,760
STERIS PLC	166	33,429
Stryker Corp.	571	117,169
Teleflex, Inc.	96	21,721
Zimmer Biomet Holdings, Inc.	344	36,574
		2,511,629
Health care providers & services—1.8%
AmerisourceBergen Corp.	258	37,813
Cardinal Health, Inc.	446	31,541
Centene Corp.*	4,398	394,677
Cigna Corp.	533	151,079
CVS Health Corp.	2,201	216,028
DaVita, Inc.*	77	6,567
Elevance Health, Inc.	411	199,380
HCA Healthcare, Inc.	382	75,586
Henry Schein, Inc.*	231	16,958
Humana, Inc.	213	102,619
Laboratory Corp. of America Holdings	4,701	1,058,994
McKesson Corp.	247	90,649
Molina Healthcare, Inc.*	107	36,099
Quest Diagnostics, Inc.	183	22,932

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
UnitedHealth Group, Inc.	3,322	$1,725,214
Universal Health Services, Inc., Class B	111	10,860
		4,176,996
Hotels, restaurants & leisure—1.6%
Airbnb, Inc., Class A*	204	23,076
Booking Holdings, Inc.*	40	75,032
Caesars Entertainment, Inc.*	212	9,141
Carnival Corp.*,1	668	6,319
Chipotle Mexican Grill, Inc.*	471	752,093
Darden Restaurants, Inc.	123	15,216
Domino's Pizza, Inc.	29	10,784
Expedia Group, Inc.*	4,135	424,458
Hilton Worldwide Holdings, Inc.	246	31,331
Las Vegas Sands Corp.*	35,133	1,322,055
Marriott International, Inc., Class A	278	42,740
McDonald's Corp.	3,315	836,308
MGM Resorts International	375	12,240
Norwegian Cruise Line Holdings Ltd.*	642	8,397
Penn Entertainment, Inc.*	126	3,935
Royal Caribbean Cruises Ltd.*	189	7,721
Starbucks Corp.	1,066	89,619
Wynn Resorts Ltd.*	67	4,060
Yum! Brands, Inc.	289	32,148
		3,706,673
Household durables—0.0%†
D.R. Horton, Inc.	343	24,404
Garmin Ltd.	144	12,743
Lennar Corp., Class A	274	21,221
Mohawk Industries, Inc.*	38	4,194
Newell Brands, Inc.	245	4,373
NVR, Inc.*	2	8,280
PulteGroup, Inc.	265	10,775
Whirlpool Corp.	57	8,926
		94,916
Household products—0.4%
Church & Dwight Co., Inc.	479	40,097
Clorox Co.	237	34,209
Colgate-Palmolive Co.	1,610	125,918
Kimberly-Clark Corp.	635	80,975
Procter & Gamble Co.	4,649	641,283
		922,482
Independent power and renewable electricity producers—0.0%†
AES Corp.	862	21,938
Industrial conglomerates—0.3%
3M Co.	98	12,186
General Electric Co.	184	13,513
Honeywell International, Inc.	2,845	538,701
		564,400
	Number of shares	Value
Common stocks—(continued)
Insurance—1.2%
Aflac, Inc.	852	$50,626
Allstate Corp.	6,801	819,520
American International Group, Inc.	1,138	58,891
Aon PLC, Class A	303	84,616
Arthur J. Gallagher & Co.	297	53,926
Assurant, Inc.	76	12,045
Brown & Brown, Inc.	340	21,434
Chubb Ltd.	618	116,833
Cincinnati Financial Corp.	211	20,459
Everest Re Group Ltd.	39	10,493
Globe Life, Inc.	131	12,732
Hartford Financial Services Group, Inc.	480	30,869
Lincoln National Corp.	235	10,824
Loews Corp.	308	17,035
Marsh & McLennan Cos., Inc.	6,133	989,682
MetLife, Inc.	1,005	64,652
Principal Financial Group, Inc.	335	25,045
Progressive Corp.	847	103,885
Prudential Financial, Inc.	540	51,705
Travelers Cos., Inc.	355	57,382
W. R. Berkley Corp.	303	19,634
Willis Towers Watson PLC	156	32,265
		2,664,553
Interactive media & services—2.4%
Alphabet, Inc., Class A*	30,375	3,287,182
Alphabet, Inc., Class C*	5,858	639,401
Match Group, Inc.*	342	19,333
Meta Platforms, Inc., Class A*	9,534	1,553,375
Twitter, Inc.*	842	32,628
		5,531,919
Internet & direct marketing retail—2.0%
Amazon.com, Inc.*	36,070	4,572,594
eBay, Inc.	566	24,977
Etsy, Inc.*	113	11,934
		4,609,505
IT services—2.8%
Accenture PLC, Class A	1,010	291,345
Akamai Technologies, Inc.*	15,590	1,407,465
Automatic Data Processing, Inc.	666	162,777
Block, Inc.*	4,747	327,116
Broadridge Financial Solutions, Inc.	192	32,865
Cognizant Technology Solutions Corp., Class A	839	53,000
DXC Technology Co.*	341	8,450
EPAM Systems, Inc.*	91	38,812
Fidelity National Information Services, Inc.	17,399	1,589,747
Fiserv, Inc.*	933	94,410
FleetCor Technologies, Inc.*	110	23,378
Gartner, Inc.*	114	32,526
Global Payments, Inc.	450	55,904
International Business Machines Corp.	1,436	184,454

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(continued)
IT services—(concluded)
Jack Henry & Associates, Inc.	99	$19,028
Mastercard, Inc., Class A	4,228	1,371,436
Paychex, Inc.	514	63,397
PayPal Holdings, Inc.*	1,843	172,210
VeriSign, Inc.*	134	24,417
Visa, Inc., Class A	2,650	526,581
		6,479,318
Leisure products—0.2%
Brunswick Corp.	5,989	447,438
Hasbro, Inc.	116	9,143
		456,581
Life sciences tools & services—1.5%
Agilent Technologies, Inc.	4,559	584,692
Bio-Rad Laboratories, Inc., Class A*	2,155	1,045,261
Bio-Techne Corp.	67	22,231
Charles River Laboratories International, Inc.*	87	17,857
Danaher Corp.	1,086	293,122
Illumina, Inc.*	263	53,031
IQVIA Holdings, Inc.*	4,408	937,405
Mettler-Toledo International, Inc.*	41	49,711
PerkinElmer, Inc.	199	26,877
Thermo Fisher Scientific, Inc.	658	358,821
Waters Corp.*	96	28,666
West Pharmaceutical Services, Inc.	126	37,383
		3,455,057
Machinery—1.0%
AGCO Corp.	5,079	552,138
Caterpillar, Inc.	96	17,732
Cummins, Inc.	39	8,399
Deere & Co.	50	18,263
Dover Corp.	46	5,748
Fortive Corp.	48	3,040
IDEX Corp.	24	4,829
Illinois Tool Works, Inc.	52	10,131
Ingersoll Rand, Inc.	32,755	1,551,604
Otis Worldwide Corp.	54	3,900
PACCAR, Inc.	59	5,163
Parker-Hannifin Corp.	36	9,540
Westinghouse Air Brake Technologies Corp.	52	4,558
Xylem, Inc.	58	5,284
		2,200,329
Media—0.6%
Charter Communications, Inc., Class A*	121	49,928
Comcast Corp., Class A	31,377	1,135,534
DISH Network Corp., Class A*	334	5,795
Fox Corp., Class A	292	9,981
Fox Corp., Class B	189	5,976
Interpublic Group of Cos., Inc.	373	10,310
News Corp., Class A	571	9,661
Omnicom Group, Inc.	215	14,383
Paramount Global, Class B1	645	15,087
		1,256,655
	Number of shares	Value
Common stocks—(continued)
Metals & mining—0.1%
Freeport-McMoRan, Inc.	2,065	$61,124
Newmont Corp.	1,112	45,992
Nucor Corp.	378	50,252
		157,368
Multi-utilities—0.2%
Ameren Corp.	398	36,863
Centerpoint Energy, Inc.	984	31,025
CMS Energy Corp.	401	27,084
Consolidated Edison, Inc.	491	47,990
Dominion Energy, Inc.	1,142	93,416
DTE Energy Co.	257	33,497
NiSource, Inc.	526	15,522
Public Service Enterprise Group, Inc.	700	45,052
Sempra Energy	458	75,556
WEC Energy Group, Inc.	434	44,763
		450,768
Multiline retail—0.8%
Dollar General Corp.	226	53,657
Dollar Tree, Inc.*	12,448	1,688,945
Target Corp.	430	68,946
		1,811,548
Oil, gas & consumable fuels—3.5%
APA Corp.	27,983	1,094,415
Chevron Corp.	5,307	838,824
ConocoPhillips	7,128	780,160
Coterra Energy, Inc.	2,204	68,126
Devon Energy Corp.	1,661	117,300
Diamondback Energy, Inc.	460	61,309
EOG Resources, Inc.	3,526	427,704
ExxonMobil Corp.	15,550	1,486,424
Hess Corp.	759	91,672
Kinder Morgan, Inc.	5,435	99,569
Marathon Oil Corp.	1,935	49,517
Marathon Petroleum Corp.	1,400	141,050
Occidental Petroleum Corp.	2,411	171,181
ONEOK, Inc.	1,234	75,558
Phillips 66	1,262	112,898
Pioneer Natural Resources Co.	596	150,919
Valero Energy Corp.	1,071	125,435
Williams Cos., Inc.	63,288	2,153,691
		8,045,752
Personal products—0.1%
Estee Lauder Cos., Inc., Class A	433	110,147
Pharmaceuticals—1.7%
Bristol-Myers Squibb Co.	3,604	242,946
Catalent, Inc.*	332	29,216
Eli Lilly & Co.	6,195	1,866,120
Johnson & Johnson	4,438	716,027
Merck & Co., Inc.	4,261	363,719
Organon & Co.	372	10,613
Pfizer, Inc.	9,451	427,469

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Viatris, Inc.	2,048	$19,558
Zoetis, Inc.	795	124,441
		3,800,109
Professional services—0.2%
Equifax, Inc.	33	6,229
Jacobs Solutions, Inc.	36	4,485
Leidos Holdings, Inc.	46	4,372
Nielsen Holdings PLC	31	863
Verisk Analytics, Inc.	2,364	442,446
		458,395
Real estate management & development—0.0%†
CBRE Group, Inc., Class A*	480	37,901
Road & rail—0.4%
CSX Corp.	369	11,679
J.B. Hunt Transport Services, Inc.	27	4,698
Norfolk Southern Corp.	43	10,455
Old Dominion Freight Line, Inc.	9	2,443
Union Pacific Corp.	3,875	869,976
		899,251
Semiconductors & semiconductor equipment—2.9%
Advanced Micro Devices, Inc.*	2,587	219,559
Analog Devices, Inc.	838	126,982
Applied Materials, Inc.	1,466	137,907
Broadcom, Inc.	2,460	1,227,811
Enphase Energy, Inc.*	214	61,298
Intel Corp.	6,530	208,438
KLA Corp.	236	81,215
Lam Research Corp.	1,963	859,617
Marvell Technology, Inc.	13,824	647,240
Microchip Technology, Inc.	896	58,464
Micron Technology, Inc.	15,929	900,466
Monolithic Power Systems, Inc.	69	31,269
NVIDIA Corp.	7,537	1,137,635
NXP Semiconductors N.V.	416	68,465
ON Semiconductor Corp.*	695	47,795
Qorvo, Inc.*	192	17,238
QUALCOMM, Inc.	1,823	241,128
Skyworks Solutions, Inc.	226	22,272
SolarEdge Technologies, Inc.*	88	24,285
Teradyne, Inc.	274	23,191
Texas Instruments, Inc.	1,502	248,146
Universal Display Corp.	1,412	157,763
		6,548,184
Software—6.3%
Adobe, Inc.*	766	286,055
ANSYS, Inc.*	139	34,514
Autodesk, Inc.*	345	69,600
Cadence Design Systems, Inc.*	440	76,459
Ceridian HCM Holding, Inc.*	192	11,451
Citrix Systems, Inc.	224	23,020
Fortinet, Inc.*	10,707	521,324
	Number of shares	Value
Common stocks—(continued)
Software—(concluded)
HubSpot, Inc.*	1,962	$661,272
Intuit, Inc.	450	194,301
Microsoft Corp.	25,814	6,749,587
NortonLifeLock, Inc.	1,011	22,839
Oracle Corp.	16,631	1,233,189
Palo Alto Networks, Inc.*	816	454,357
Paycom Software, Inc.*	81	28,447
PTC, Inc.*	155	17,808
Roper Technologies, Inc.	162	65,218
Salesforce, Inc.*	6,786	1,059,430
ServiceNow, Inc.*	2,007	872,282
Splunk, Inc.*	8,869	798,476
Synopsys, Inc.*	242	83,737
Tyler Technologies, Inc.*	65	24,148
VMware, Inc., Class A	8,426	977,669
		14,265,183
Specialty retail—0.7%
Advance Auto Parts, Inc.	51	8,601
AutoZone, Inc.*	19	40,265
Bath & Body Works, Inc.	221	8,250
Best Buy Co., Inc.	205	14,491
CarMax, Inc.*	163	14,416
Home Depot, Inc.	963	277,748
Lowe's Cos., Inc.	5,048	980,019
O'Reilly Automotive, Inc.*	65	45,313
Ross Stores, Inc.	291	25,105
TJX Cos., Inc.	1,076	67,089
Tractor Supply Co.	108	19,996
Ulta Beauty, Inc.*	50	20,993
		1,522,286
Technology hardware, storage & peripherals—3.7%
Apple, Inc.	49,362	7,760,694
Hewlett Packard Enterprise Co.	2,097	28,519
HP, Inc.	1,674	48,060
NetApp, Inc.	374	26,976
Seagate Technology Holdings PLC	333	22,298
Western Digital Corp.*	13,549	572,581
		8,459,128
Textiles, apparel & luxury goods—0.4%
Lululemon Athletica, Inc.*	2,686	805,692
Nike, Inc., Class B	1,188	126,463
PVH Corp.	73	4,106
Ralph Lauren Corp.	50	4,566
Tapestry, Inc.	297	10,315
VF Corp.	266	11,026
		962,168
Tobacco—0.2%
Altria Group, Inc.	3,497	157,785
Philip Morris International, Inc.	2,998	286,279
		444,064

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Number of shares	Value
Common stocks—(concluded)
Trading companies & distributors—0.2%
Fastenal Co.	87	$4,379
United Rentals, Inc.*	1,642	479,530
W.W. Grainger, Inc.	10	5,549
		489,458
Water utilities—0.0%†
American Water Works Co., Inc.	253	37,558
Wireless telecommunication services—0.0%†
T-Mobile U.S., Inc.*	657	94,582
Total common stocks (cost—$123,241,672)		127,850,449
Preferred stocks—0.0%†
Financial services—0.0%†
SquareTwo Financial Corp.[2,3] (cost—$0)	35,000	0
Exchange traded funds—3.2%
iShares Core S&P Mid-Cap ETF (cost—$6,749,100)	29,709	7,218,693
	Face amount
Asset-backed securities—7.1%
American Credit Acceptance Receivables Trust, Series 2018-4, Class D, 4.400%, due 01/13/25[4]	$827,367	827,409
Ares XLVIII CLO Ltd., Series 2018-48A, Class C, 3 mo. USD LIBOR + 1.800%, 4.510%, due 07/20/30[4,5]	725,000	681,774
Capital One Multi-Asset Execution Trust, Series 2005-B3, Class B3, 3 mo. USD LIBOR + 0.550%, 3.062%, due 05/15/28[5]	350,000	340,241
CCG Receivables Trust, Series 2020-1, Class C, 1.840%, due 12/14/27[4]	275,000	263,863
Drive Auto Receivables Trust, Series 2018-4, Class D, 4.090%, due 01/15/26	85,763	85,805
Series 2020-2, Class C, 2.280%, due 08/17/26	621,283	618,686
DT Auto Owner Trust, Series 2019-1A, Class D, 3.870%, due 11/15/24[4]	1,446,499	1,446,575
Series 2021-1A, Class C, 0.840%, due 10/15/26[4]	325,000	312,417
Series 2021-1A, Class D, 1.160%, due 11/16/26[4]	325,000	302,980
Enterprise Fleet Financing LLC, Series 2020-1, Class A2, 1.780%, due 12/22/25[4]	396,941	393,877
Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, due 05/15/25[4]	421,738	420,838
	Face amount	Value
Asset-backed securities—(concluded)
Series 2021-3A, Class A3, 0.350%, due 02/18/25	$944,012	$940,380
Series 2021-4A, Class A3, 0.680%, due 07/15/25	898,355	891,024
Highbridge Loan Management Ltd., Series 12A-18, Class B, 3 mo. USD LIBOR + 1.850%, 4.590%, due 07/18/31[4,5]	700,000	658,864
HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, due 03/20/31[4]	675,000	640,346
Invitation Homes Trust, Series 2018-SFR1, Class C, 1 mo. USD LIBOR + 1.250%, 3.630%, due 03/17/37[4,5]	149,978	148,251
New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1, Class AT1, 1.035%, due 12/16/52[4]	175,000	172,379
NRZ Advance Receivables Trust, Series 2020-T3, Class AT3, 1.317%, due 10/15/52[4]	60,000	59,743
OneMain Financial Issuance Trust, Series 2020-2A, Class A, 1.750%, due 09/14/35[4]	600,000	538,173
Series 2020-2A, Class B, 2.210%, due 09/14/35[4]	300,000	261,928
Series 2021-1A, Class A1, 1.550%, due 06/16/36[4]	600,000	522,888
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.390%, due 11/20/23[4]	327,724	327,480
Series 2019-C, Class D, 2.880%, due 06/20/24[4]	2,165,000	2,161,169
Series 2021-C, Class C, 1.110%, due 03/20/26[4]	325,000	303,100
Tesla Auto Lease Trust, Series 2020-A, Class D, 2.330%, due 02/20/24[4]	150,000	146,734
Series 2021-A, Class D, 1.340%, due 03/20/25[4]	575,000	534,700
Series 2021-B, Class D, 1.320%, due 09/22/25[4]	325,000	299,550
Voya CLO Ltd., Series 2018-2A, Class C1, 3 mo. USD LIBOR + 1.850%, 4.362%, due 07/15/31[4,5]	700,000	649,582
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.520%, due 04/15/25	1,287,532	1,282,503
Total asset-backed securities (cost—$16,730,868)		16,233,259
Corporate bonds—16.3%
Advertising—0.0%†
Clear Channel Outdoor Holdings, Inc. 5.125%, due 08/15/27[4]	35,000	31,347

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Aerospace & defense—0.2%
Bombardier, Inc. 7.500%, due 03/15/25[4]	$41,000	$40,104
Howmet Aerospace, Inc. 5.900%, due 02/01/27	20,000	20,104
6.750%, due 01/15/28	32,000	32,960
Raytheon Technologies Corp. 4.125%, due 11/16/28	150,000	146,889
TransDigm UK Holdings PLC 6.875%, due 05/15/26	60,000	57,934
TransDigm, Inc. 5.500%, due 11/15/27	30,000	26,997
6.250%, due 03/15/26[4]	50,000	49,125
6.375%, due 06/15/26	30,000	28,800
7.500%, due 03/15/27	35,000	34,125
		437,038
Agriculture—0.1%
Darling Ingredients, Inc. 5.250%, due 04/15/27[4]	30,000	29,424
6.000%, due 06/15/30[4]	40,000	40,051
Reynolds American, Inc. 5.700%, due 08/15/35	70,000	64,543
		134,018
Airlines—0.2%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, due 04/20/26[4]	31,000	29,490
Delta Air Lines, Inc. 7.000%, due 05/01/25[4]	250,000	258,816
Delta Airlines Pass-Through Trust, Series 2020-1, Class AA, 2.000%, due 06/10/28	96,845	83,974
United Airlines, Inc. 4.375%, due 04/15/26[4]	38,000	34,646
4.625%, due 04/15/29[4]	30,000	26,325
		433,251
Auto manufacturers—0.4%
Allison Transmission, Inc. 5.875%, due 06/01/29[4]	35,000	32,903
Ford Motor Co. 6.100%, due 08/19/32	30,000	29,212
6.625%, due 10/01/28	35,000	35,864
7.450%, due 07/16/31	55,000	58,250
9.000%, due 04/22/25	56,000	62,649
9.625%, due 04/22/30	30,000	35,086
Ford Motor Credit Co. LLC 4.542%, due 08/01/26	200,000	186,214
General Motors Co. 6.600%, due 04/01/36	200,000	201,810
General Motors Financial Co., Inc. 4.000%, due 10/06/26	200,000	192,038
PM General Purchaser LLC 9.500%, due 10/01/28[4]	70,000	60,635
		894,661
	Face amount	Value
Corporate bonds—(continued)
Auto parts & equipment—0.0%†
Dana, Inc. 4.250%, due 09/01/30	$20,000	$16,143
5.625%, due 06/15/28	20,000	17,946
		34,089
Banks—3.4%
Bank of America Corp. 4.200%, due 08/26/24	120,000	119,805
6.110%, due 01/29/37	850,000	901,041
Series Z, (fixed, converts to FRN on 10/23/24), 6.500%, due 10/23/24[6]	30,000	30,187
Bank of New York Mellon Corp. 1.600%, due 04/24/25	150,000	141,219
Bank of Nova Scotia (fixed, converts to FRN on 05/04/32), 4.588%, due 05/04/37	150,000	135,591
Barclays PLC 4.337%, due 01/10/28	305,000	288,396
(fixed, converts to FRN on 08/09/32), 5.746%, due 08/09/33	200,000	195,967
Citigroup, Inc. (fixed, converts to FRN on 03/20/29), 3.980%, due 03/20/30	275,000	257,220
5.500%, due 09/13/25	300,000	307,767
(fixed, converts to FRN on 01/30/23), 5.950%, due 01/30/23[6]	35,000	34,650
6.675%, due 09/13/43	200,000	226,177
Credit Suisse Group AG 4.550%, due 04/17/26	250,000	239,639
Deutsche Bank AG (fixed, converts to FRN on 01/07/27), 2.552%, due 01/07/28	150,000	127,875
3.700%, due 05/30/24	125,000	122,843
Goldman Sachs Group, Inc. 3.750%, due 02/25/26	150,000	147,046
3 mo. USD LIBOR + 1.600%, 4.643%, due 11/29/23[5]	600,000	605,001
5.150%, due 05/22/45	210,000	199,915
HSBC Holdings PLC 6.500%, due 09/15/37	200,000	207,581
JPMorgan Chase & Co. 3.875%, due 09/10/24	550,000	547,598
(fixed, converts to FRN on 01/29/26), 3.960%, due 01/29/27	200,000	194,569
(fixed, converts to FRN on 07/24/47), 4.032%, due 07/24/48	350,000	299,532
Series R, (fixed, converts to FRN on 08/01/23), 6.000%, due 08/01/23[6]	60,000	58,683
Lloyds Banking Group PLC 4.582%, due 12/10/25	400,000	389,905
Mitsubishi UFJ Financial Group, Inc. 3.677%, due 02/22/27	350,000	336,190

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Banks—(concluded)
Morgan Stanley 4.300%, due 01/27/45	$225,000	$201,055
4.350%, due 09/08/26	815,000	805,422
Royal Bank of Canada 2.300%, due 11/03/31	200,000	166,124
Societe Generale SA 4.000%, due 01/12/27[4]	200,000	190,739
Sumitomo Mitsui Financial Group, Inc. 3.544%, due 01/17/28	150,000	142,105
Wells Fargo & Co. (fixed, converts to FRN on 06/17/26), 3.196%, due 06/17/27	95,000	89,488
		7,709,330
Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, due 02/01/36	75,000	72,561
4.900%, due 02/01/46	30,000	28,481
Primo Water Holdings, Inc. 4.375%, due 04/30/29[4]	93,000	79,496
		180,538
Biotechnology—0.1%
Biogen, Inc. 3.250%, due 02/15/51	56,000	38,962
Gilead Sciences, Inc. 2.950%, due 03/01/27	200,000	189,445
4.750%, due 03/01/46	50,000	47,849
		276,256
Building materials—0.1%
Builders FirstSource, Inc. 4.250%, due 02/01/32[4]	10,000	7,982
5.000%, due 03/01/30[4]	30,000	26,587
6.375%, due 06/15/32[4]	10,000	9,275
Masco Corp. 4.500%, due 05/15/47	150,000	126,973
New Enterprise Stone & Lime Co., Inc. 5.250%, due 07/15/28[4]	61,000	54,210
9.750%, due 07/15/28[4]	12,000	10,377
SRM Escrow Issuer LLC 6.000%, due 11/01/28[4]	51,000	46,262
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, due 01/15/29[4]	35,000	31,482
		313,148
Chemicals—0.3%
Chemours Co. 4.625%, due 11/15/29[4]	45,000	37,125
5.375%, due 05/15/27	30,000	27,671
DuPont de Nemours, Inc. 4.725%, due 11/15/28	100,000	100,815
	Face amount	Value
Corporate bonds—(continued)
Chemicals—(concluded)
LYB International Finance II BV 3.500%, due 03/02/27	$150,000	$142,295
NOVA Chemicals Corp. 4.250%, due 05/15/29[4]	25,000	20,563
5.250%, due 06/01/27[4]	85,000	75,046
Nutrien Ltd. 4.200%, due 04/01/29	100,000	96,926
Tronox, Inc. 4.625%, due 03/15/29[4]	40,000	33,272
WR Grace Holdings LLC 4.875%, due 06/15/27[4]	30,000	27,746
5.625%, due 10/01/24[4]	60,000	59,250
		620,709
Commercial services—0.5%
ASGN, Inc. 4.625%, due 05/15/28[4]	69,000	60,981
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.375%, due 03/01/29[4]	10,000	8,715
5.750%, due 07/15/27[4]	92,000	87,170
Block, Inc. 3.500%, due 06/01/31	34,000	27,973
Carriage Services, Inc. 4.250%, due 05/15/29[4]	55,000	46,749
Garda World Security Corp. 9.500%, due 11/01/27[4]	83,000	75,648
Gartner, Inc. 4.500%, due 07/01/28[4]	10,000	9,229
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc. 5.000%, due 02/01/26[4]	30,000	27,375
MoneyGram International, Inc. 5.375%, due 08/01/26[4]	103,000	101,092
NESCO Holdings II, Inc. 5.500%, due 04/15/29[4]	45,000	39,600
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, due 08/31/27[4]	5,000	4,303
5.750%, due 04/15/26[4]	45,000	43,298
Quanta Services, Inc. 2.350%, due 01/15/32	400,000	316,049
Williams Scotsman International, Inc. 4.625%, due 08/15/28[4]	60,000	53,928
WW International, Inc. 4.500%, due 04/15/29[4]	34,000	21,233
Yale University, Series 2020, 1.482%, due 04/15/30	100,000	83,885
ZipRecruiter, Inc. 5.000%, due 01/15/30[4]	20,000	16,600
		1,023,828

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Computers—0.4%
Ahead DB Holdings LLC 6.625%, due 05/01/28[4]	$30,000	$26,925
Apple, Inc. 3.450%, due 02/09/45	200,000	173,596
3.850%, due 05/04/43	210,000	193,006
Booz Allen Hamilton, Inc. 3.875%, due 09/01/28[4]	160,000	142,320
4.000%, due 07/01/29[4]	40,000	35,267
International Business Machines Corp. 5.875%, due 11/29/32	175,000	190,307
KBR, Inc. 4.750%, due 09/30/28[4]	75,000	67,865
Science Applications International Corp. 4.875%, due 04/01/28[4]	70,000	64,749
Seagate HDD Cayman 4.091%, due 06/01/29	50,000	42,750
		936,785
Distribution & wholesale—0.0%†
American Builders & Contractors Supply Co., Inc. 3.875%, due 11/15/29[4]	46,000	37,691
4.000%, due 01/15/28[4]	10,000	9,045
		46,736
Diversified financial services—0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, due 10/29/28	200,000	170,024
6.500%, due 07/15/25	29,000	29,695
Avolon Holdings Funding Ltd. 2.750%, due 02/21/28[4]	200,000	162,928
Capital One Bank USA N.A. 3.375%, due 02/15/23	70,000	69,843
Capital One Financial Corp. 3.750%, due 07/28/26	200,000	192,668
CME Group, Inc. 3.750%, due 06/15/28	150,000	147,249
Enact Holdings, Inc. 6.500%, due 08/15/25[4]	95,000	90,725
Intercontinental Exchange, Inc. 3.000%, due 06/15/50	200,000	145,850
Nationstar Mortgage Holdings, Inc. 5.125%, due 12/15/30[4]	29,000	22,836
5.500%, due 08/15/28[4]	40,000	33,439
6.000%, due 01/15/27[4]	35,000	31,130
Navient Corp. 6.750%, due 06/15/26	260,000	246,568
OneMain Finance Corp. 5.625%, due 03/15/23	40,000	39,644
7.125%, due 03/15/26	115,000	107,121
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 2.875%, due 10/15/26[4]	150,000	126,000
3.625%, due 03/01/29[4]	16,000	12,880
Visa, Inc. 2.000%, due 08/15/50	50,000	32,405
		1,661,005
	Face amount	Value
Corporate bonds—(continued)
Electric—1.1%
Alabama Power Co. 6.000%, due 03/01/39	$30,000	$32,842
Berkshire Hathaway Energy Co. 3.750%, due 11/15/23	80,000	79,984
4.450%, due 01/15/49	50,000	46,531
Calpine Corp. 4.625%, due 02/01/29[4]	30,000	25,481
5.125%, due 03/15/28[4]	35,000	31,084
Clearway Energy Operating LLC 4.750%, due 03/15/28[4]	65,000	60,856
Dominion Energy, Inc. 3.900%, due 10/01/25	150,000	148,005
Duke Energy Carolinas LLC 2.550%, due 04/15/31	150,000	131,292
Duke Energy Ohio, Inc. 4.300%, due 02/01/49	150,000	135,379
Edison International 4.950%, due 04/15/25	188,000	188,272
Exelon Corp. 3.400%, due 04/15/26	170,000	164,928
4.450%, due 04/15/46	300,000	268,884
FirstEnergy Corp., Series C, 5.350%, due 07/15/47	20,000	18,400
Florida Power & Light Co. 5.950%, due 02/01/38	45,000	50,151
Georgia Power Co., Series B, 3.700%, due 01/30/50	150,000	119,702
Leeward Renewable Energy Operations LLC 4.250%, due 07/01/29[4]	25,000	20,607
National Rural Utilities Cooperative Finance Corp. 3.900%, due 11/01/28	100,000	96,544
Northern States Power Co. 2.600%, due 05/15/23	50,000	49,715
NRG Energy, Inc. 3.625%, due 02/15/31[4]	30,000	23,829
5.250%, due 06/15/29[4]	10,000	8,938
Oncor Electric Delivery Co. LLC 3.750%, due 04/01/45	40,000	34,023
PG&E Corp. 5.000%, due 07/01/28	50,000	44,398
Public Service Electric and Gas Co. 2.450%, due 01/15/30	150,000	133,857
Southern California Edison Co. 3.650%, due 02/01/50	175,000	133,929
Southwestern Electric Power Co. 3.250%, due 11/01/51	250,000	181,059
Virginia Electric and Power Co. 4.600%, due 12/01/48	100,000	94,989
Vistra Operations Co. LLC 5.000%, due 07/31/27[4]	75,000	69,801
5.625%, due 02/15/27[4]	60,000	57,750
		2,451,230

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Electrical components & equipment—0.0%†
Energizer Holdings, Inc. 4.375%, due 03/31/29[4]	$54,000	$43,925
4.750%, due 06/15/28[4]	30,000	24,958
WESCO Distribution, Inc. 7.250%, due 06/15/28[4]	30,000	30,248
		99,131
Electronics—0.0%†
II-VI, Inc. 5.000%, due 12/15/29[4]	40,000	35,615
Sensata Technologies, Inc. 4.375%, due 02/15/30[4]	50,000	44,549
		80,164
Energy-alternate sources—0.0%†
TerraForm Power Operating LLC 4.750%, due 01/15/30[4]	72,000	63,746
Engineering & construction—0.1%
Arcosa, Inc. 4.375%, due 04/15/29[4]	35,000	31,705
Artera Services LLC 9.033%, due 12/04/25[4]	68,000	55,877
Dycom Industries, Inc. 4.500%, due 04/15/29[4]	45,000	40,168
Great Lakes Dredge & Dock Corp. 5.250%, due 06/01/29[4]	77,000	65,676
Weekley Homes LLC/Weekley Finance Corp. 4.875%, due 09/15/28[4]	15,000	12,434
		205,860
Entertainment—0.2%
Affinity Gaming 6.875%, due 12/15/27[4]	89,000	77,286
Caesars Entertainment, Inc. 6.250%, due 07/01/25[4]	53,000	51,750
8.125%, due 07/01/27[4]	88,000	86,457
CDI Escrow Issuer, Inc. 5.750%, due 04/01/30[4]	20,000	18,530
Churchill Downs, Inc. 5.500%, due 04/01/27[4]	35,000	33,536
Cinemark USA, Inc. 5.250%, due 07/15/28[4]	10,000	8,101
5.875%, due 03/15/26[4]	35,000	31,052
International Game Technology PLC 5.250%, due 01/15/29[4]	20,000	18,700
Jacobs Entertainment, Inc. 6.750%, due 02/15/29[4]	80,000	71,000
Magallanes, Inc. 5.050%, due 03/15/42[4]	150,000	122,627
		519,039
	Face amount	Value
Corporate bonds—(continued)
Environmental control—0.0%†
Covanta Holding Corp. 4.875%, due 12/01/29[4]	$35,000	$29,531
5.000%, due 09/01/30	25,000	21,071
GFL Environmental, Inc. 4.750%, due 06/15/29[4]	25,000	21,687
		72,289
Food—0.1%
Kroger Co. 3.875%, due 10/15/46	250,000	208,334
Performance Food Group, Inc. 5.500%, due 10/15/27[4]	40,000	37,705
United Natural Foods, Inc. 6.750%, due 10/15/28[4]	60,000	57,631
		303,670
Food service—0.0%†
Aramark Services, Inc. 5.000%, due 02/01/28[4]	65,000	59,821
Forest products & paper—0.0%†
Clearwater Paper Corp. 4.750%, due 08/15/28[4]	35,000	31,293
Healthcare-products—0.2%
Abbott Laboratories 3.750%, due 11/30/26	62,000	62,191
4.900%, due 11/30/46	50,000	52,503
Avantor Funding, Inc. 4.625%, due 07/15/28[4]	70,000	63,691
Medline Borrower LP 5.250%, due 10/01/29[4]	24,000	20,170
Medtronic, Inc. 4.375%, due 03/15/35	97,000	96,273
Zimmer Biomet Holdings, Inc. 4.250%, due 08/15/35	50,000	44,877
		339,705
Healthcare-services—0.5%
Acadia Healthcare Co., Inc. 5.000%, due 04/15/29[4]	35,000	32,405
5.500%, due 07/01/28[4]	55,000	52,103
Centene Corp. 3.000%, due 10/15/30	18,000	15,044
4.625%, due 12/15/29	90,000	84,784
CHS/Community Health Systems, Inc. 5.625%, due 03/15/27[4]	90,000	76,320
6.875%, due 04/15/29[4]	53,000	33,125
8.000%, due 03/15/26[4]	195,000	182,325
DaVita, Inc. 4.625%, due 06/01/30[4]	33,000	26,566
Encompass Health Corp. 4.500%, due 02/01/28	100,000	87,484

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Healthcare-services—(concluded)
Legacy LifePoint Health LLC 4.375%, due 02/15/27[4]	$50,000	$43,461
6.750%, due 04/15/25[4]	35,000	34,356
Select Medical Corp. 6.250%, due 08/15/26[4]	75,000	71,749
Tenet Healthcare Corp. 4.625%, due 06/15/28[4]	10,000	9,090
4.875%, due 01/01/26[4]	34,000	32,300
5.125%, due 11/01/27[4]	55,000	50,958
6.125%, due 10/01/28[4]	121,000	111,017
6.125%, due 06/15/30[4]	30,000	28,803
UnitedHealth Group, Inc. 4.625%, due 07/15/35	40,000	39,857
		1,011,747
Home builders—0.1%
Forestar Group, Inc. 3.850%, due 05/15/26[4]	25,000	21,243
Installed Building Products, Inc. 5.750%, due 02/01/28[4]	40,000	36,857
KB Home 6.875%, due 06/15/27	20,000	19,794
Picasso Finance Sub, Inc. 6.125%, due 06/15/25[4]	27,000	27,054
		104,948
Housewares—0.0%†
Newell Brands, Inc. 5.625%, due 04/01/36	65,000	58,214
5.750%, due 04/01/46	5,000	4,100
		62,314
Insurance—0.5%
Allstate Corp. 3.280%, due 12/15/26	200,000	194,779
3.850%, due 08/10/49	50,000	42,613
American International Group, Inc. 2.500%, due 06/30/25	75,000	71,496
Aon Global Ltd. 4.750%, due 05/15/45	150,000	139,451
Berkshire Hathaway Finance Corp. 4.250%, due 01/15/49	100,000	94,222
Hartford Financial Services Group, Inc. 6.100%, due 10/01/41	150,000	160,237
Lincoln National Corp. 4.000%, due 09/01/23	150,000	150,090
MetLife, Inc. 4.125%, due 08/13/42	130,000	116,763
Prudential Financial, Inc. 6.625%, due 06/21/40	110,000	125,436
Teachers Insurance & Annuity Association of America 4.270%, due 05/15/47[4]	50,000	45,030
		1,140,117
	Face amount	Value
Corporate bonds—(continued)
Internet—0.1%
Alibaba Group Holding Ltd. 2.125%, due 02/09/31	$200,000	$166,422
Amazon.com, Inc. 2.500%, due 06/03/50	150,000	104,360
Uber Technologies, Inc. 4.500%, due 08/15/29[4]	25,000	21,703
7.500%, due 09/15/27[4]	25,000	25,032
		317,517
Investment companies—0.0%†
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250%, due 05/15/26	40,000	38,345
Iron & steel—0.0%†
Big River Steel LLC/BRS Finance Corp. 6.625%, due 01/31/29[4]	44,000	43,795
Commercial Metals Co. 4.125%, due 01/15/30	20,000	17,492
TMS International Corp. 6.250%, due 04/15/29[4]	35,000	24,413
		85,700
Leisure time—0.2%
Carnival Corp. 5.750%, due 03/01/27[4]	70,000	54,425
7.625%, due 03/01/26[4]	60,000	51,081
Harley-Davidson, Inc. 3.500%, due 07/28/25	250,000	241,881
NCL Corp. Ltd. 5.875%, due 03/15/26[4]	30,000	24,259
Royal Caribbean Cruises Ltd. 5.500%, due 08/31/26[4]	44,000	35,171
7.500%, due 10/15/27	25,000	21,275
9.125%, due 06/15/23[4]	30,000	30,243
11.625%, due 08/15/27	20,000	19,603
		477,938
Lodging—0.0%†
Hilton Domestic Operating Co., Inc. 4.000%, due 05/01/31[4]	40,000	33,806
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower ESC 4.875%, due 07/01/31[4]	10,000	8,255
5.000%, due 06/01/29[4]	25,000	22,120
Travel + Leisure Co. 6.625%, due 07/31/26[4]	35,000	33,918
		98,099
Machinery-diversified—0.1%
Deere & Co. 3.900%, due 06/09/42	150,000	140,078
GrafTech Finance, Inc. 4.625%, due 12/15/28[4]	77,000	65,698
Mueller Water Products, Inc. 4.000%, due 06/15/29[4]	25,000	22,493
		228,269

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Media—0.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, due 02/01/31[4]	$25,000	$20,399
4.250%, due 01/15/34[4]	40,000	30,454
4.750%, due 03/01/30[4]	98,000	84,234
5.375%, due 06/01/29[4]	60,000	54,816
Charter Communications Operating LLC/Charter Communications Operating Capital 4.200%, due 03/15/28	150,000	141,417
Comcast Corp. 2.887%, due 11/01/51	439,000	309,081
3.969%, due 11/01/47	85,000	73,003
4.150%, due 10/15/28	300,000	297,383
CSC Holdings LLC 6.500%, due 02/01/29[4]	200,000	184,047
Fox Corp. 3.050%, due 04/07/25	25,000	24,160
5.576%, due 01/25/49	50,000	48,343
Gray Escrow II, Inc. 5.375%, due 11/15/31[4]	55,000	46,485
Gray Television, Inc. 5.875%, due 07/15/26[4]	40,000	38,595
Liberty Interactive LLC 8.250%, due 02/01/30	35,000	26,775
Nexstar Media, Inc. 4.750%, due 11/01/28[4]	10,000	9,050
5.625%, due 07/15/27[4]	40,000	38,087
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, due 09/15/26[4]	10,000	8,620
6.500%, due 09/15/28[4]	60,000	44,684
Sirius XM Radio, Inc. 3.875%, due 09/01/31[4]	25,000	20,188
4.000%, due 07/15/28[4]	55,000	47,920
4.125%, due 07/01/30[4]	25,000	21,182
5.500%, due 07/01/29[4]	35,000	32,728
Time Warner Cable LLC 6.550%, due 05/01/37	25,000	24,556
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	35,000	35,844
Univision Communications, Inc. 4.500%, due 05/01/29[4]	40,000	34,990
6.625%, due 06/01/27[4]	50,000	48,251
7.375%, due 06/30/30[4]	25,000	24,813
Walt Disney Co. 2.000%, due 09/01/29	100,000	86,384
4.950%, due 10/15/45	120,000	119,082
		1,975,571
Mining—0.2%
Arconic Corp. 6.125%, due 02/15/28[4]	75,000	70,401
Hudbay Minerals, Inc. 6.125%, due 04/01/29[4]	25,000	22,006
	Face amount	Value
Corporate bonds—(continued)
Mining—(concluded)
Novelis Corp. 3.250%, due 11/15/26[4]	$10,000	$8,900
3.875%, due 08/15/31[4]	4,000	3,228
4.750%, due 01/30/30[4]	75,000	65,250
Teck Resources Ltd. 3.900%, due 07/15/30	200,000	180,614
		350,399
Miscellaneous manufacturers—0.3%
Amsted Industries, Inc. 4.625%, due 05/15/30[4]	35,000	31,063
5.625%, due 07/01/27[4]	20,000	19,394
Eaton Corp. 2.750%, due 11/02/22	70,000	69,946
GE Capital Funding LLC 3.450%, due 05/15/25	200,000	193,780
GE Capital International Funding Co. Unlimited Co. 4.418%, due 11/15/35	200,000	189,107
Illinois Tool Works, Inc. 2.650%, due 11/15/26	110,000	105,677
		608,967
Oil & gas—0.8%
Aker BP ASA 3.750%, due 01/15/30[4]	150,000	134,818
Antero Resources Corp. 7.625%, due 02/01/29[4]	17,000	17,292
Apache Corp. 5.100%, due 09/01/40	51,000	43,350
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, due 06/30/29[4]	41,000	36,900
7.000%, due 11/01/26[4]	29,000	28,202
8.250%, due 12/31/28[4]	10,000	9,938
BP Capital Markets America, Inc. 3.017%, due 01/16/27	75,000	71,738
California Resources Corp. 7.125%, due 02/01/26[4]	63,000	61,932
Comstock Resources, Inc. 5.875%, due 01/15/30[4]	15,000	13,724
6.750%, due 03/01/29[4]	65,000	62,041
ConocoPhillips Co. 3.758%, due 03/15/42[4]	150,000	131,527
Ecopetrol SA 5.375%, due 06/26/26	325,000	304,566
EOG Resources, Inc. 3.900%, due 04/01/35	50,000	46,018
EQT Corp. 3.125%, due 05/15/26[4]	150,000	141,157
7.000%, due 02/01/30	18,000	19,262
Equinor ASA 4.800%, due 11/08/43	50,000	50,192

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Oil & gas—(concluded)
ExxonMobil Corp. 4.114%, due 03/01/46	$50,000	$46,020
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, due 02/01/29[4]	79,000	71,912
6.000%, due 04/15/30[4]	10,000	9,206
6.250%, due 11/01/28[4]	20,000	18,899
Marathon Petroleum Corp. 4.750%, due 09/15/44	110,000	96,765
Murphy Oil Corp. 7.050%, due 05/01/29	44,000	42,890
Nabors Industries, Inc. 9.000%, due 02/01/25[4]	67,000	67,116
Occidental Petroleum Corp. 5.500%, due 12/01/25	2,000	2,054
5.875%, due 09/01/25	42,000	43,051
6.375%, due 09/01/28	26,000	27,155
6.450%, due 09/15/36	32,000	34,198
6.950%, due 07/01/24	29,000	30,270
8.500%, due 07/15/27	26,000	29,119
Shell International Finance BV 4.375%, due 05/11/45	100,000	93,401
Southwestern Energy Co. 5.375%, due 03/15/30	55,000	51,550
		1,836,263
Oil & gas services—0.1%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, due 04/01/28[4]	11,000	10,010
6.875%, due 04/01/27[4]	22,000	20,625
Oceaneering International, Inc. 4.650%, due 11/15/24	58,000	54,109
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, due 09/01/27	64,000	59,164
Weatherford International Ltd. 8.625%, due 04/30/30[4]	7,000	6,327
11.000%, due 12/01/24[4]	25,000	25,383
		175,618
Packaging & containers—0.1%
Cascades, Inc./Cascades USA, Inc. 5.375%, due 01/15/28[4]	35,000	31,520
Graphic Packaging International LLC 3.500%, due 03/15/28[4]	40,000	35,189
4.750%, due 07/15/27[4]	20,000	19,099
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[4]	39,000	36,275
6.625%, due 05/13/27[4]	28,000	25,989
		148,072
Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, due 05/14/26	30,000	28,747
3.800%, due 03/15/25	90,000	88,953
4.450%, due 05/14/46	200,000	179,877
	Face amount	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
Bausch Health Americas, Inc. 9.250%, due 04/01/26[4]	$25,000	$15,000
Bristol-Myers Squibb Co. 4.125%, due 06/15/39	250,000	234,177
Pfizer, Inc. 7.200%, due 03/15/39	270,000	346,222
		892,976
Pipelines—0.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, due 06/15/29[4]	25,000	22,923
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, due 12/15/25[4]	67,000	66,665
Buckeye Partners LP 4.500%, due 03/01/28[4]	40,000	35,414
5.600%, due 10/15/44	12,000	8,921
5.850%, due 11/15/43	15,000	11,445
Cheniere Energy, Inc. 4.625%, due 10/15/28	9,000	8,672
CNX Midstream Partners LP 4.750%, due 04/15/30[4]	71,000	59,937
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 8.000%, due 04/01/29[4]	25,000	24,786
DCP Midstream Operating LP 5.375%, due 07/15/25	25,000	25,063
Enbridge Energy Partners LP 7.375%, due 10/15/45	100,000	118,838
Energy Transfer LP 5.400%, due 10/01/47	100,000	89,089
EnLink Midstream LLC 5.625%, due 01/15/28[4]	29,000	27,859
6.500%, due 09/01/30	30,000	29,850
EQM Midstream Partners LP 4.750%, due 01/15/31[4]	13,000	11,243
6.500%, due 07/01/27[4]	20,000	19,305
7.500%, due 06/01/27[4]	30,000	29,665
Genesis Energy LP/Genesis Energy Finance Corp. 5.625%, due 06/15/24	32,000	30,603
8.000%, due 01/15/27	54,000	51,165
Hess Midstream Operations LP 4.250%, due 02/15/30[4]	13,000	11,160
5.125%, due 06/15/28[4]	38,000	35,292
5.625%, due 02/15/26[4]	62,000	60,454
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000%, due 02/01/28[4]	29,000	27,004
6.375%, due 04/15/27[4]	10,000	9,732
Kinder Morgan, Inc. 4.300%, due 03/01/28	150,000	146,528
5.550%, due 06/01/45	120,000	116,720
MPLX LP 4.875%, due 06/01/25	120,000	120,516

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Corporate bonds—(continued)
Pipelines—(concluded)
Plains All American Pipeline LP/PAA Finance Corp. 3.800%, due 09/15/30	$150,000	$133,055
Sabine Pass Liquefaction LLC 5.000%, due 03/15/27	180,000	179,375
Venture Global Calcasieu Pass LLC 3.875%, due 08/15/29[4]	28,000	24,430
Western Midstream Operating LP 3.350%, due 02/01/25	44,000	41,513
4.650%, due 07/01/26	200,000	190,334
5.450%, due 04/01/44	5,000	4,380
Williams Cos., Inc. 4.300%, due 03/04/24	80,000	80,023
		1,851,959
Real estate—0.0%†
Howard Hughes Corp. 5.375%, due 08/01/28[4]	19,000	16,910
Real estate investment trusts—0.2%
AvalonBay Communities, Inc. 3.450%, due 06/01/25	70,000	68,702
Boston Properties LP 2.750%, due 10/01/26	40,000	37,241
Iron Mountain, Inc. 4.875%, due 09/15/27[4]	45,000	41,303
5.000%, due 07/15/28[4]	60,000	54,752
5.250%, due 07/15/30[4]	45,000	39,825
iStar, Inc. 4.750%, due 10/01/24	30,000	30,012
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.750%, due 06/15/29[4]	30,000	25,421
Service Properties Trust 7.500%, due 09/15/25	20,000	19,193
VICI Properties LP/VICI Note Co., Inc. 4.500%, due 09/01/26[4]	37,000	34,865
4.625%, due 12/01/29[4]	55,000	50,806
		402,120
Retail—0.8%
Academy Ltd. 6.000%, due 11/15/27[4]	35,000	32,672
Asbury Automotive Group, Inc. 4.625%, due 11/15/29[4]	20,000	17,150
Bath & Body Works, Inc. 6.625%, due 10/01/30[4]	80,000	72,677
Beacon Roofing Supply, Inc. 4.125%, due 05/15/29[4]	58,000	48,574
4.500%, due 11/15/26[4]	5,000	4,691
Group 1 Automotive, Inc. 4.000%, due 08/15/28[4]	54,000	46,137
Home Depot, Inc. 2.125%, due 09/15/26	300,000	281,640
3.350%, due 09/15/25	40,000	39,661
3.350%, due 04/15/50	200,000	159,381
	Face amount	Value
Corporate bonds—(continued)
Retail—(concluded)
Lithia Motors, Inc. 4.625%, due 12/15/27[4]	$20,000	$18,519
Lowe's Cos., Inc. 2.800%, due 09/15/41	300,000	213,628
Macy's Retail Holdings LLC 5.875%, due 04/01/29[4]	53,000	45,872
McDonald's Corp. 3.800%, due 04/01/28	425,000	417,124
4.875%, due 12/09/45	20,000	19,584
Patrick Industries, Inc. 4.750%, due 05/01/29[4]	30,000	24,563
7.500%, due 10/15/27[4]	40,000	37,492
QVC, Inc. 4.750%, due 02/15/27	40,000	33,037
4.850%, due 04/01/24	30,000	28,862
Target Corp. 1.950%, due 01/15/27	150,000	139,602
White Cap Buyer LLC 6.875%, due 10/15/28[4]	52,000	45,559
		1,726,425
Semiconductors—0.3%
Broadcom, Inc. 3.137%, due 11/15/35[4]	340,000	257,613
NVIDIA Corp. 2.850%, due 04/01/30	100,000	90,224
NXP BV/NXP Funding LLC 5.550%, due 12/01/28	100,000	102,094
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.875%, due 06/18/26	95,000	91,972
QUALCOMM, Inc. 3.250%, due 05/20/27	80,000	78,063
		619,966
Software—0.4%
Dun & Bradstreet Corp. 5.000%, due 12/15/29[4]	40,000	35,500
Fiserv, Inc. 3.200%, due 07/01/26	90,000	85,637
Microsoft Corp. 2.525%, due 06/01/50	120,000	87,340
3.500%, due 02/12/35	250,000	238,964
Oracle Corp. 2.800%, due 04/01/27	250,000	228,852
5.375%, due 07/15/40	366,000	329,359
		1,005,652
Telecommunications—1.0%
Altice France Holding SA 10.500%, due 05/15/27[4]	200,000	172,544
AT&T, Inc. 3.800%, due 12/01/57	117,000	88,565
6.000%, due 08/15/40	380,000	401,529
CommScope, Inc. 6.000%, due 03/01/26[4]	25,000	23,628
8.250%, due 03/01/27[4]	35,000	29,996

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount		Value
Corporate bonds—(concluded)
Telecommunications—(concluded)
Consolidated Communications, Inc. 6.500%, due 10/01/28[4]		$92,000	$74,032
Deutsche Telekom International Finance BV 8.750%, due 06/15/30		150,000	184,186
DKT Finance ApS 7.000%, due 06/17/23[7]	EUR	100,000	97,480
Frontier Communications Holdings LLC 5.875%, due 10/15/27[4]		$90,000	83,947
6.750%, due 05/01/29[4]		35,000	30,187
GoTo Group, Inc. 5.500%, due 09/01/27[4]		45,000	33,100
Level 3 Financing, Inc. 4.250%, due 07/01/28[4]		86,000	71,487
5.250%, due 03/15/26		35,000	35,595
Lumen Technologies, Inc. 5.125%, due 12/15/26[4]		35,000	30,243
5.625%, due 04/01/25		5,000	4,850
Rogers Communications, Inc. 5.000%, due 03/15/44		40,000	36,482
Sprint Capital Corp. 6.875%, due 11/15/28		115,000	121,434
Sprint Corp. 7.625%, due 03/01/26		150,000	158,644
Verizon Communications, Inc. 2.355%, due 03/15/32		209,000	171,465
4.016%, due 12/03/29		432,000	414,477
Viasat, Inc. 5.625%, due 09/15/25[4]		60,000	52,695
5.625%, due 04/15/27[4]		20,000	18,400
			2,334,966
Transportation—0.3%
Burlington Northern Santa Fe LLC 5.150%, due 09/01/43		210,000	217,799
Norfolk Southern Corp. 3.400%, due 11/01/49		100,000	78,574
Union Pacific Corp. 3.375%, due 02/01/35		300,000	266,141
United Parcel Service, Inc. 3.750%, due 11/15/47		50,000	44,395
			606,909
Trucking & leasing—0.0%†
Fortress Transportation and Infrastructure Investors LLC 5.500%, due 05/01/28[4]		46,000	39,140
Total corporate bonds (cost—$41,544,827)			37,115,594
Mortgage-backed securities—4.9%
Angel Oak Mortgage Trust, Series 2019-5, Class A1, 2.593%, due 10/25/49[4,8]		53,312	51,471
Series 2020-4, Class A1, 1.469%, due 06/25/65[4,8]		70,769	67,331
	Face amount	Value
Mortgage-backed securities—(continued)
Series 2020-5, Class A1, 1.373%, due 05/25/65[4,8]	$49,161	$46,425
Series 2020-R1, Class A1, 0.990%, due 04/25/53[4,8]	123,527	119,123
Series 2021-4, Class A1, 1.035%, due 01/20/65[4,8]	148,613	125,794
Series 2021-5, Class A1, 0.951%, due 07/25/66[4,8]	228,769	202,313
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.649%, due 09/25/48[4,8]	6,387	6,345
Series 2019-4, Class A1, 2.993%, due 07/26/49[4,8]	18,144	18,026
Arbor Multifamily Mortgage Securities Trust, Series 2021-MF3, Class B, 2.511%, due 10/15/54[4]	375,000	298,252
Series 2022-MF4, Class B, 3.403%, due 02/15/55[4,8]	650,000	545,714
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.716%, due 04/14/33[4,8]	400,000	366,159
BANK, Series 2020-BN30, Class A4, 1.925%, due 12/15/53	350,000	289,896
BX Commercial Mortgage Trust, Series 2021-SOAR, Class D, 1 mo. USD LIBOR + 1.400%, 3.792%, due 06/15/38[4,5]	347,369	328,263
BX Mortgage Trust, Series 2021-PAC, Class D, 1 mo. USD LIBOR + 1.298%, 3.690%, due 10/15/36[4,5]	325,000	302,640
BX Trust, Series 2021-LGCY, Class D, 1 mo. USD LIBOR + 1.302%, 3.693%, due 10/15/23 [4,5]	800,000	745,279
Series 2021-MFM1, Class D, 1 mo. USD LIBOR + 1.500%, 3.891%, due 01/15/34 [4,5]	175,000	165,375
Citigroup Commercial Mortgage Trust, Series 2018-C5, Class A4, 4.228%, due 06/10/51[8]	350,000	343,738
COLT Funding LLC, Series 2021-3R, Class A1, 1.051%, due 12/25/64[4,8]	299,099	274,547
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, due 03/25/65[4,8]	4,870	4,810
Series 2020-3, Class A1, 1.506%, due 04/27/65[4,8]	19,913	19,164
Series 2021-2, Class A1, 0.924%, due 08/25/66[4,8]	140,740	119,895
Series 2021-3, Class A1, 0.956%, due 09/27/66[4,8]	182,888	154,641
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A1, 0.857%, due 05/25/65[4,8]	42,424	38,983

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
Mortgage-backed securities—(continued)
CSMC Trust, Series 2020-NQM1, Class A1, 1.208%, due 05/25/65[4,9]	$94,170	$88,765
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, due 05/25/65[4,8]	88,985	82,201
Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD LIBOR + 2.250%, 4.642%, due 07/15/38[4,5]	911,391	882,316
Flagstar Mortgage Trust, Series 2018-5, Class A2, 4.000%, due 09/25/48[4,8]	262,685	255,981
GS Mortgage Securities Trust, Series 2017-GS5, Class B, 4.047%, due 03/10/50[8]	325,000	301,221
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A1, 1.017%, due 07/25/61[4,8]	263,336	240,349
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A1, 1.382%, due 09/27/60[4,8]	50,722	46,953
Hilton USA Trust, Series 2016-SFP, Class B, 3.323%, due 11/05/35[4]	425,000	412,057
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class AS, 3.800%, due 01/15/48	250,000	239,881
Med Trust, Series 2021-MDLN, Class D, 1 mo. USD LIBOR + 2.000%, 4.392%, due 11/15/38[4,5]	800,000	759,041
MFA Trust, Series 2021-NQM2, Class A1, 1.029%, due 11/25/64[4,8]	101,877	90,243
MHC Commercial Mortgage Trust, Series 2021-MHC, Class D, 1 mo. USD LIBOR + 1.601%, 3.992%, due 04/15/38[4,5]	700,000	666,750
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class AS, 3.994%, due 12/15/49[8]	260,000	247,793
Series 2017-C34, Class C, 4.315%, due 11/15/52[8]	150,000	134,172
New Residential Mortgage Loan Trust, Series 2021-NQM3, Class A1, 1.156%, due 11/27/56[4,8]	403,097	356,899
ONE Mortgage Trust, Series 2021-PARK, Class C, 1 mo. USD LIBOR + 1.100%, 3.491%, due 03/15/36[4,5]	850,000	799,760
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.633%, due 09/25/59[4,8]	46,000	44,790
Series 2020-1, Class A1, 2.376%, due 01/26/60[4,8]	28,850	27,585
	Face amount	Value
Mortgage-backed securities—(concluded)
Series 2020-2, Class A1, 1.654%, due 05/25/60[4,8]	$32,026	$31,553
SLG Office Trust, Series 2021-OVA, Class C, 2.851%, due 07/15/41[4]	150,000	122,452
Verus Securitization Trust, Series 2019-4, Class A1, 2.642%, due 11/25/59[4,9]	32,515	31,929
Series 2020-4, Class A1, 1.502%, due 05/25/65[4,9]	37,125	35,574
Series 2020-5, Class A1, 1.218%, due 05/25/65[4,9]	86,494	81,572
Series 2021-1, Class A1, 0.815%, due 01/25/66[4,8]	120,587	108,003
Series 2021-R1, Class A1, 0.820%, due 10/25/63[4,8]	131,182	122,903
Series 2021-R3, Class A1, 1.020%, due 04/25/64[4,8]	250,336	236,894
Vista Point Securitization Trust, Series 2020-2, Class A1, 1.475%, due 04/25/65[4,8]	31,298	29,474
Total mortgage-backed securities (cost—$12,142,650)		11,111,295
Non-U.S. government agency obligations—0.4%
Chile Government International Bond 3.125%, due 01/21/26	200,000	191,038
Mexico Government International Bond 3.250%, due 04/16/30	200,000	178,225
4.750%, due 04/27/32	200,000	193,300
Panama Government International Bond 6.700%, due 01/26/36	265,000	284,759
Total non-U.S. government agency obligations (cost—$981,033)		847,322
U.S. government agency obligations—7.2%
FHLMC 3.000%, due 11/01/46	84,630	79,634
3.000%, due 07/01/47	107,606	101,241
3.000%, due 08/01/47	107,021	100,692
4.000%, due 05/01/47	94,506	93,616
5.000%, due 03/01/38	10,199	10,609
5.500%, due 05/01/37	48,981	51,922
5.500%, due 08/01/40	12,639	13,395
6.500%, due 08/01/28	22,814	23,880
FNMA 2.000%, due 01/01/51	496,857	429,552
2.000%, due 03/01/51	1,773,486	1,529,512
2.500%, due 08/01/35	242,194	229,554
2.500%, due 08/01/51	1,106,759	991,086
3.000%, due 11/01/48	177,663	167,018
3.000%, due 02/01/50	184,848	172,489
3.500%, due 12/01/47	73,670	71,106
3.500%, due 02/01/48	503,621	486,091
4.000%, due 12/01/39	30,691	30,684
4.000%, due 02/01/41	15,420	15,413
4.000%, due 08/01/45	97,074	96,282

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

	Face amount	Value
U.S. government agency obligations—(concluded)
4.500%, due 09/01/37	$105,050	$106,622
4.500%, due 07/01/47	45,634	45,976
5.000%, due 10/01/39	4,747	4,954
5.000%, due 05/01/40	3,527	3,683
5.500%, due 08/01/39	17,817	18,869
7.000%, due 08/01/32	73,626	79,975
7.500%, due 02/01/33	1,097	1,145
GNMA I 4.000%, due 07/15/42	26,092	26,118
GNMA II 3.000%, due 01/20/47	42,879	40,835
3.000%, due 07/20/47	118,017	112,332
3.000%, due 08/20/47	88,821	84,543
3.500%, due 04/20/47	109,023	106,227
6.000%, due 11/20/28	239	248
6.000%, due 02/20/29	495	513
6.000%, due 02/20/34	204,145	217,285
UMBS TBA 2.000%	5,350,000	4,601,128
2.500%	4,700,000	4,195,737
3.000%	2,375,000	2,197,008
Total U.S. government agency obligations (cost—$17,712,582)		16,536,974
	Face amount	Value
U.S. treasury obligations—1.0%
U.S. Treasury Bonds 3.375%, due 08/15/42	$450,000	$439,102
U.S. Treasury Notes 2.500%, due 03/31/27	225,000	216,650
2.750%, due 07/31/27	650,000	632,582
2.750%, due 08/15/32	1,150,000	1,109,391
Total U.S. treasury obligations (cost—$2,424,594)		2,397,725
	Number of shares
Short-term investments—8.5%
Investment companies—8.5%
State Street Institutional U.S. Government Money Market Fund, 2.250%[10] (cost—$19,360,180)	19,360,180	19,360,180
Total investments (cost—$240,887,506)—104.7%		238,671,491
Liabilities in excess of other assets—(4.7)%		(10,768,088)
Net assets—100.0%		$227,903,403

Futures contracts

Number of contracts	Currency		Expiration date	Current notional amount	Value	Unrealized appreciation (depreciation)
Index futures buy contracts:
115	USD	Russell 2000 Value Index Futures	September 2022	$9,863,467	$10,606,450	$742,983
U.S. treasury futures buy contracts:
44	USD	U.S. Treasury Note 10 Year Futures	December 2022	$5,170,455	$5,143,875	$(26,580)
8	USD	U.S. Treasury Note 10 Year Ultra Futures	December 2022	1,008,387	1,001,500	(6,887)
9	USD	U.S. Treasury Ultra Bond Futures	December 2022	1,359,084	1,345,500	(13,584)
Total				$17,401,393	$18,097,325	$695,932
Index futures sell contracts:
8	USD	S&P 500 Index Futures	September 2022	$(1,523,401)	$(1,582,600)	$(59,199)
Interest rate futures sell contracts:
1	USD	U.S. Long Bond Futures	December 2022	$(137,162)	$(135,843)	$1,319
6	USD	U.S. Treasury Note 2 Year Futures	December 2022	(1,250,992)	(1,249,969)	1,023
6	USD	U.S. Treasury Note 5 Year Futures	December 2022	(667,116)	(664,922)	2,194
Total				$(3,578,671)	$(3,633,334)	$(54,663)
Net unrealized appreciation (depreciation)						$641,269

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
CDX North America Investment Grade Series 38	USD	6,000	06/20/27	Quarterly	1.000%	$(3,704)	$(31,562)	$(35,266)

OTC Total return swap agreements

Counterparty	Notional amount (000)		Maturity date	Payment frequency	Payments made by the Portfolio[12]	Payments received by the Portfolio[12]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BOA	USD	0	12/20/22	Quarterly	Markit iBoxx USD Liquid High Yield Index	12 Month SOFR	$—	$(2,259)	$(2,259)
JPMCB	USD	1	12/20/22	Quarterly	Markit iBoxx USD Liquid High Yield Index	12 Month SOFR	—	(6,968)	(6,968)
MSCI	USD	2	12/20/22	Quarterly	Markit iBoxx USD Liquid High Yield Index	12 Month SOFR	—	6,168	6,168
							$—	$(3,059)	$(3,059)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund's investments. In the event the Fund holds investments (other than a money market fund) for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$127,850,449	$—	$—	$127,850,449
Preferred stocks	—	—	0	0
Exchange traded funds	7,218,693	—	—	7,218,693
Asset-backed securities	—	16,233,259	—	16,233,259
Corporate bonds	—	37,115,594	—	37,115,594
Mortgage-backed securities	—	11,111,295	—	11,111,295
Non-U.S. government agency obligations	—	847,322	—	847,322
U.S. government agency obligations	—	16,536,974	—	16,536,974
U.S. Treasury obligations	—	2,397,725	—	2,397,725
Short-term investments	—	19,360,180	—	19,360,180
Futures contracts	747,519	—	—	747,519
Swap agreements	—	6,168	—	6,168
Total	$135,816,661	$103,608,517	$0	$239,425,178

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Futures contracts	$(106,250)	$—	$—	$(106,250)
Swap agreements	—	(40,789)	—	(40,789)
Total	$(106,250)	$(40,789)	$—	$(147,039)

At August 31, 2022, there were no transfers in or out of Level 3.

Securities valued using unobservable inputs, i.e. Level 3, were not considered significant to the Fund.

Portfolio footnotes

†  Amount represents less than 0.05% or (0.05%)

*  Non-income producing security.

1  Security, or portion thereof, was on loan at the period end.

2  Security fair valued by the Valuation Committee under the direction of the Board of Trustees.

3  Significant unobservable inputs were used in the valuation of this security; i.e. Level 3.

4  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Securities exempt from registration pursuant to Rule 144A, in the amount of $31,546,237, represented 13.8% of the Fund's net assets at period end.

5  Variable or floating rate security. The interest rate shown is the rate in effect as of period end and changes periodically.

6  Perpetual investment. Date shown reflects the next call date.

7  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

8  Variable or floating rate security for which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

9  Step bond—coupon rate increases in increments to maturity. The rate disclosed is the rate at the period end; the maturity date disclosed is the ultimate maturity date.

10  Rate shown reflects 7 day yield as of August 31, 2022.

11  If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

12  Payments made or received are based on the notional amount.

UBS U.S. Allocation Fund

Portfolio of investments—August 31, 2022

Portfolio acronyms:

ADR  American Depositary Receipt

BOA  Bank of America

DAC  Designated Activity Company

DB  Deutsche Bank AG

ETF  Exchange Traded Fund

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FRN  Floating Rate Note

GNMA  Government National Mortgage Association

GS  Goldman Sachs

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

LIBOR  London Interbank Offered Rate

MSCI  Morgan Stanley Capital International

OTC  Over The Counter

SOFR  Secured Overnight Financing Rate

TBA  To-Be-Announced Security

Currency type abbreviations:

EUR  Euro

USD  United States Dollar

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of assets and liabilities
August 31, 2022

Assets:
Investments, at value (cost—$240,887,506)[1]	$238,671,491
Cash	224,189
Cash collateral on futures	747,460
Cash collateral on swap agreements	92,249
Due from broker	433
Receivable for investments sold	2,238,779
Receivable for interest and dividends	785,811
Receivable for foreign tax reclaims	455
Receivable for variation margin on futures contracts	641,676
Receivable for variation margin on centrally cleared swap agreements	64,181
OTC swap agreements, at value	6,168
Other assets	22,707
Total assets	243,495,599
Liabilities:
Due to broker	680,694
Payable for investments purchased	13,967,426
Payable for fund shares redeemed	515,470
Payable to affiliate	144,676
Payable to custodian	106,624
OTC swap agreements, at value	9,227
Accrued expenses and other liabilities	168,079
Total liabilities	15,592,196
Net assets	$227,903,403
Net assets consist of:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$212,193,512
Distributable earnings (accumulated losses)	15,709,891
Net assets	$227,903,403
Class A
Net assets	$195,883,967
Shares outstanding	4,314,248
Net asset value per share	$45.40
Maximum offering price per share (net asset value plus maximum sales charge of 5.50%)	$48.04
Class P
Net assets	$32,019,436
Shares outstanding	686,195
Net asset value and offering price per share	$46.66

1  Includes $33,247 of investments in securities on loan, at value, plus accrued interest and dividends, if any.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of operations
For the year ended August 31, 2022

Investment income:
Dividends	$1,979,828
Interest	2,580,005
Securities lending	31,160
Foreign tax withheld	(649)
Total income	4,590,344
Expenses:
Investment management and administration fees	1,286,265
Service fees—Class A	560,449
Transfer agency and related services fees—Class A	101,808
Transfer agency and related services fees—Class P	10,757
Custody and fund accounting fees	76,848
Trustees fees	15,893
Professional services fees	192,069
Printing and shareholder report fees	69,889
Federal and state registration fees	42,839
Insurance expense	2,771
Other expenses	52,936
Total expenses	2,412,524
Net investment income (loss)	2,177,820
Net realized and unrealized gains (loss) from investment activities:
Net realized gain (loss) on:
Investments	18,081,781
Options and swaptions written	64,012
Futures contracts	(2,607,371)
Swap agreements	(386,918)
Foreign currency transactions	24,041
Net realized gain (loss)	15,175,545
Change in net unrealized appreciation (depreciation) on:
Investments	(49,331,226)
Options and swaptions written	(3,587)
Futures contracts	643,981
Swap agreements	678,208
Translation of other assets and liabilities denominated in foreign currency	9,670
Net change in unrealized appreciation (depreciation)	(48,002,954)
Net realized and unrealized gain (loss)	(32,827,409)
Net increase (decrease) in net assets resulting from operations	$(30,649,589)

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Statement of changes in net assets

	For the years ended August 31,
	2022	2021
From operations:
Net investment income (loss)	$2,177,820	$1,505,295
Net realized gain (loss)	15,175,545	46,008,244
Net change in unrealized appreciation (depreciation)	(48,002,954)	5,650,451
Net increase (decrease) in net assets resulting from operations	(30,649,589)	53,163,990
Total distributions–Class A	(35,954,769)	(15,276,332)
Total distributions–Class P	(5,310,113)	(2,245,882)
Total distributions	(41,264,882)	(17,522,214)
From beneficial interest transactions:
Proceeds from shares sold	3,121,077	3,253,591
Cost of shares redeemed	(20,126,706)	(21,796,461)
Shares issued on reinvestment of dividends and distributions	37,193,664	15,742,724
Net increase (decrease) in net assets from beneficial interest transactions	20,188,035	(2,800,146)
Net increase (decrease) in net assets	(51,726,436)	32,841,630
Net assets:
Beginning of year	279,629,839	246,788,209
End of year	$227,903,403	$279,629,839

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$60.43	$52.91	$46.27	$51.30	$47.61
Income (loss) from investment operations:
Net investment income (loss)[1]	0.42	0.30	0.48	0.61	0.44
Net realized and unrealized gain (loss)	(6.37)	11.04	7.13	(0.89)	4.37
Net increase (decrease) from operations	(5.95)	11.34	7.61	(0.28)	4.81
Dividends from net investment income	(0.05)	(0.64)	(0.34)	(0.51)	(0.26)
Distributions from net realized gain	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)
Total dividends and distributions	(9.08)	(3.82)	(0.97)	(4.75)	(1.12)
Net asset value, end of year	$45.40	$60.43	$52.91	$46.27	$51.30
Total investment return[2]	(11.69)%	22.37%	16.65%	0.84%	10.24%
Ratios to average net assets:
Expenses	0.97%	0.94%	0.99%	0.98%	1.00%[3]
Net investment income (loss)	0.81%	0.54%	1.00%	1.33%	0.89%
Supplemental data:
Net assets, end of year (000's)	$195,884	$243,513	$216,656	$203,857	$170,947
Portfolio turnover	96%	69%	129%	86%	132%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund
Financial highlights (concluded)

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class P

	Years ended August 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$61.87	$54.07	$47.25	$52.27	$48.49
Income (loss) from investment operations:
Net investment income (loss)[1]	0.57	0.46	0.62	0.75	0.58
Net realized and unrealized gain (loss)	(6.55)	11.30	7.30	(0.92)	4.45
Net increase (decrease) from operations	(5.98)	11.76	7.92	(0.17)	5.03
Dividends from net investment income	(0.20)	(0.78)	(0.47)	(0.61)	(0.39)
Distributions from net realized gain	(9.03)	(3.18)	(0.63)	(4.24)	(0.86)
Total dividends and distributions	(9.23)	(3.96)	(1.10)	(4.85)	(1.25)
Net asset value, end of year	$46.66	$61.87	$54.07	$47.25	$52.27
Total investment return[2]	(11.44)%	22.69%	16.98%	1.08%	10.52%
Ratios to average net assets:
Expenses	0.70%	0.67%	0.72%	0.71%	0.74%[3]
Net investment income (loss)	1.08%	0.81%	1.28%	1.60%	1.16%
Supplemental data:
Net assets, end of year (000's)	$32,019	$36,117	$30,132	$27,495	$29,196
Portfolio turnover	96%	69%	129%	86%	132%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  Includes interest expense representing less than 0.005%.

See accompanying notes to financial statements

UBS U.S. Allocation Fund

Notes to financial statements

Organization and significant accounting policies

UBS U.S. Allocation Fund (the "Fund") is a series of UBS Investment Trust (the "Trust") and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company. The Trust was organized on March 28, 1991, as a business trust under the laws of the Commonwealth of Massachusetts and currently has one operating series.

UBS Asset Management (Americas) Inc. ("UBS AM" or the "Advisor") serves as the investment advisor and administrator for the Fund. UBS Asset Management (US) Inc. ("UBS AM (US)") serves as the principal underwriter for the Fund. UBS AM and UBS AM (US) are indirect wholly owned subsidiaries of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Fund currently offers Class A and Class P shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class P shares have no service or distribution plan.

In the normal course of business the Fund may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In January 2021, the FASB issued Accounting Standards ("FASB") Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)". ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update become effective no later than December 31, 2022, for all entities. UBS AM is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date ("ex-date") except in

UBS U.S. Allocation Fund

Notes to financial statements

the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from investment income and distributions from realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Foreign currency translation—The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests.

The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investments in bonds with ratings of BB (Standard & Poor's Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate ("LIBOR"). LIBOR is widely used in financial markets. In July 2017, the United Kingdom's financial regulatory body announced that after 2021 it will cease its active

UBS U.S. Allocation Fund

Notes to financial statements

encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund's performance or NAV. Certain LIBOR tenors were discontinued by the end of 2021, while the discontinuation of others have been extended to June 2023.

Certain impacts to public health conditions particular to the coronavirus "COVID-19" outbreak that occurred may have a significant negative impact on the operations and profitability of the Fund's investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

The conflict between Ukraine and the Russian Federation has resulted in significant volatility and uncertainty in financial markets. NATO, EU and G7 member countries have imposed severe and coordinated sanctions against Russia. Restrictive measures have also been imposed by Russia, and some securities traded in that country have materially declined in value and/or may no longer be tradable. These actions have resulted in significant disruptions to investing activities and businesses with operations in Russia. The longer-term impact to geopolitical norms, supply chains and investment valuations is uncertain.

Valuation of investments

The Fund generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Fund does not price its shares, on most national holidays and Good Friday. To the extent that the Fund's assets are traded in other markets on days when the NYSE is not open, the value of the Fund's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which the Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

The Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Fund normally obtains market values for its investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings.

Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated

UBS U.S. Allocation Fund

Notes to financial statements

as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees (the "Board"). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Fund invests may be traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Fund's net asset value. However, if the Fund determines that such developments are so significant that they will materially affect the value of the Fund's investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

The Fund may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Fund's use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts, if any, are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income and Multi-Asset Valuation Committee ("VC") the responsibility for making fair value determinations with respect to the Fund's portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments

UBS U.S. Allocation Fund

Notes to financial statements

whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value the Fund's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of the Fund's Portfolio of investments.

Investments

Asset-backed securities—The Fund may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Mortgage-backed securities—The Fund may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

UBS U.S. Allocation Fund

Notes to financial statements

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social, and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par and the yield to investors will be reduced if principal payments are slower than expected.

Real estate investment trusts—The Fund may invest in real estate investment trusts ("REITs"). Distributions from a REIT are initially recorded as dividend income and may subsequently be recharacterized by the REIT at the end of its tax year as a return of capital and/or capital gains. The Fund estimates the character of dividends received from REITs for financial reporting purposes based on the distribution history of each REIT. Once actual distribution characterizations are made available by the REITs, typically after calendar year end, the Fund updates its accounting and/or tax books and records.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS AM to present minimal credit risk.

UBS U.S. Allocation Fund

Notes to financial statements

The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS AM in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund potentially exposed to a fee for uninvested cash held in a business account at a bank.

Restricted securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in the Fund's portfolio footnotes.

Securities traded on to-be-announced basis—The Fund may from time to time purchase, or short sell, securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund , normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Treasury Inflation Protected Securities—The Fund may purchase Treasury inflation protected securities ("TIPS") which are debt securities issued by the US Treasury. TIPS adjust for inflation based on changes in the published Consumer Price Index ("CPI"). During periods of inflation when the CPI index increases, the principal amount of the debt to which the rate of interest is applied increases, which in turn increases the yield. During periods of deflation when the CPI index decreases, the principal amount of the debt to which the rate of interest is applied decreases, which in turn lowers the yield. At maturity, TIPS return the higher of the principal amount at maturity or the initial face amount of the debt.

Derivative instruments

Purchased options—The Fund may purchase put and call options in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing—The Fund may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies, options on futures contracts and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

UBS U.S. Allocation Fund

Notes to financial statements

When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund's Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which the Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which the Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Fund trades and holds certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Fund will be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). It also includes written swaptions, where the Fund will be obligated to enter into a swap agreement.

The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Futures contracts—The Fund may purchase or sell futures contracts as part of its investment strategy, to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin", generally are made or received by the Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that the Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Futures contracts, if any, are shown as portfolio holdings within the Portfolio of investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of assets and liabilities.

Swap agreements—The Fund may engage in swap agreements, including, but not limited to, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a

UBS U.S. Allocation Fund

Notes to financial statements

particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may

UBS U.S. Allocation Fund

Notes to financial statements

result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which the Fund is the seller of protection are disclosed under the section "Credit default swap agreements on corporate issues and credit indices—sell protection" in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest rate risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

The use of swap agreements involves investment techniques, risks, and transaction costs different from those associated with ordinary portfolio security transactions, including assumptions about market conditions, interest rates, and other applicable factors. As a result, the performance of the Fund will be different than if it had used ordinary portfolio security transactions. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, the Fund's risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant ("FCM") and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Swap agreements, if any, are shown as portfolio holdings within the Portfolio of investments.

Derivatives by underlying risk—Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Although certain of a Fund's investments in derivatives may be intended to hedge risk from a portfolio implementation/economic perspective, derivatives are considered to be "non-hedge transactions" for purposes of disclosure under US GAAP as reflected in the Fund's financial reports.

UBS U.S. Allocation Fund

Notes to financial statements

The volume of derivatives as disclosed in the Fund's Portfolio of investments is representative of the volume of derivatives outstanding during the period ended August 31, 2022.

Swap agreements and options written entered into by the Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of August 31, 2022, if any, is reflected in the Statement of assets and liabilities.

At August 31, 2022, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$4,536	$—	$—	$742,983	$747,519
Swap agreements	—	—	—	6,168	6,168
Total value	$4,536	$—	$—	$749,151	$753,687

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within investments, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown using unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Futures contracts	$(47,051)	$—	$—	$(59,199)	$(106,250)
Swap agreements	—	—	(31,562)	(9,227)	(40,789)
Total	$(47,051)	$—	$(31,562)	$(68,426)	$(147,039)

1  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value, swap agreements (except centrally cleared swap agreements) are shown within swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

UBS U.S. Allocation Fund

Notes to financial statements

During the period ended August 31, 2022, net realized gain (loss) from derivatives were as follows:

Realized gain (loss)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$23,260	$—	$—	$—	$23,260
Options and swaptions written	64,012	—	—	—	64,012
Futures contracts	188,435	—	—	(2,795,806)	(2,607,371)
Swap agreements	(4,772)	—	(308,050)	(74,096)	(386,918)
Total net realized gains (loss)	$270,935	$—	$(308,050)	$(2,869,902)	$(2,907,017)

1  The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) on options and swaptions purchased is shown in the Statement of operations in net realized gain (loss) on investments.

During the period ended August 31, 2022, net unrealized appreciation (depreciation) from derivatives were as follows:

Net change in unrealized appreciation (depreciation)1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total value
Options and swaptions purchased	$3,429	$—	$—	$—	$3,429
Options and swaptions written	(3,587)	—	—	—	(3,587)
Futures contracts	(16,623)	—	—	660,604	643,981
Swap agreements	—	—	688,574	(10,366)	678,208
Net change in appreciation (depreciation)	$(16,781)	$—	$688,574	$650,238	$1,322,031

1  The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options and swaptions purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

Offsetting of certain derivatives—The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At August 31, 2022, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement ("MNA") or similar were as follows:

UBS U.S. Allocation Fund

Derivative Financial Instruments:	Assets	Liabilities
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities[1]	$753,687	$(147,039)
Derivatives not subject to a MNA or similar agreements	(747,519)	137,812
Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,168	$(9,227)

UBS U.S. Allocation Fund

Notes to financial statements

The following tables present the Fund derivative assets and liabilities subject to MNA by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received[2]	Net amount of assets
MSCI	$6,168	$—	$—	$6,168
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged[2]	Net amount of liabilities
BOA	$(2,259)	$—	$—	$(2,259)
JPMCB	(6,968)	—	—	(6,968)
Total	$(9,227)	$—	$—	$(9,227)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

2  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Investment advisor and administrator fees and other transactions with affiliates

The Board has approved an Investment Advisory and Administration Contract (the "Advisory Contract"), under which UBS AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund is to pay UBS AM an investment advisory and administration fee, which is to be accrued daily and paid monthly, at an annual rate of 0.50% of the Fund's average daily net assets up to $250 million and 0.45% thereafter.

UBS AM has agreed to permanently reduce its advisory and administration fee based on the Fund's average daily net assets so that it is assessed as follows: $0 to $250 million—0.50%; in excess of $250 million up to $500 million—0.45%; in excess of $500 million up to $2 billion—0.40%; and over $2 billion—0.35%. Accordingly, for the year ended August 31, 2022, UBS AM did not waive any investment advisory and administration fees. At August 31, 2022, the Fund owed UBS AM $101,152 for investment advisory and administration fees.

UBS AM has contractually undertaken to waive fees/reimburse a portion of the Fund's expenses, when necessary, to maintain the total annual operating expenses (excluding (1) dividend expense, borrowing costs and interest expense relating to short sales, and (2) investments in other investment companies, interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) of Class A and Class P shares at a level not to exceed 1.15% and 0.90%, respectively through December 31, 2022. The Fund will repay UBS AM for any previously waived fees/reimbursed expenses during the three-year period following August 31, 2019, to the extent that operating expenses (with certain exclusions such as dividend expense, borrowing costs, and interest expense relating to short sales, and interest, taxes, brokerage commissions, trustee elections as well as other matters related to shareholder meetings (unless otherwise separately agreed by UBS AM), and extraordinary expenses, if any) are otherwise below the expense caps in effect at the time the fees or expenses were waived/reimbursed. For the period ended August 31, 2022, the Fund had no fee waivers/expense reimbursements subject to repayment. Accordingly, for the period ended August 31, 2022 UBS AM did not waive any investment advisory and administration fees.

UBS U.S. Allocation Fund

Notes to financial statements

During the period ended August 31, 2022, the Fund engaged in purchase and sale transactions where an affiliate was underwriter. In such cases, the affiliate underwriter was not compensated and each trade was approved by the board.

During the period ended August 31, 2022, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser, UBS AM. These interfund purchase and sale transactions were effected in compliance with Rule 17a-7 under the 1940 Act. There were no purchases for the period ended August 31, 2022, while the proceeds from such sales were $137,511 and net realized loss recognized was $17,597.

Service and distribution plans

UBS AM (US) is the principal underwriter of the Fund's shares. The Fund has adopted service and/or distribution plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A shares. The Plans govern payments made for the expenses incurred in the service and/or distribution of Class A shares. The Fund pays UBS AM (US) monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A shares. At August 31, 2022, the Fund owed UBS AM (US) $43,524 for service and distribution fees.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A shares. UBS AM (US) has informed the Fund that for the period ended August 31, 2022, it earned $1,075 in initial sales charges on Class A shares.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and is compensated for these services by BNY Mellon, not the Fund. For the period ended August 31, 2022, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $42,708 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are initially secured at all times by cash, US government securities and irrevocable letters of credit in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities. In the event that the market value of the cash, US government securities, and irrevocable letters of credit securing the loan falls below 100% for domestic securities, and 103% for foreign securities, the borrower must provide additional cash, US government securities, and irrevocable letters of credit so that the total securing the loan is at least 102% of the market value for domestic securities and 105% of the market value for foreign securities.

The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities and irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in State Street Navigator Securities Lending Government Money Market Portfolio, which is included in the Fund's Portfolio of investments. State Street Bank and Trust Company serves as the Fund's lending agent.

UBS U.S. Allocation Fund

Notes to financial statements

At August 31, 2022, the Fund had securities on loan at value, cash collateral and non-cash collateral as follows:

Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
$33,247	$—	$35,059	$35,059	U.S. Treasury Notes and U.S. Treasury Bills

*  These securities are held for the benefit of the Fund at the Fund's custodian. The Fund cannot repledge or resell this collateral. As such, collateral is excluded from the Statement of assets and liabilities.

Bank line of credit

The Fund participates with other funds managed by UBS AM in a $185 million committed credit facility (the "Committed Credit Facility") with State Street Bank and Trust Company. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on prevailing rates in effect at the time of borrowing. The Advisor has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized by the Fund. Commitment fees have been allocated among the funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of funds and the other 50% of the Allocation is based on utilization. For the period ended August 31, 2022, the Fund did not borrow under the Committed Credit Facility.

Additional information regarding compensation to affiliate of a board member

During his term of service on the Board through his retirement from the Board effective December 31, 2021, Professor Meyer Feldberg had also served as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, which resulted in him being an interested trustee of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley did not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the period ended August 31, 2022, the Fund paid brokerage commissions to Morgan Stanley in the amount of $3,476.

During the period ended August 31, 2022, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $214,630,055. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Purchases and sales of securities

For the period ended August 31, 2022, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $218,701,125 and $232,874,781, respectively.

UBS U.S. Allocation Fund

Notes to financial statements

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

For the year ended August 31, 2022:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	11,984	$619,067	49,025	$2,502,010
Shares repurchased	(348,026)	(17,786,304)	(43,416)	(2,340,402)
Dividends reinvested	620,689	32,064,801	96,789	5,128,863
Net increase (decrease)	284,647	$14,897,564	102,398	$5,290,471

For the year ended August 31, 2021:

	Class A		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,469	$770,248	44,024	$2,483,343
Shares repurchased	(331,190)	(18,541,114)	(57,027)	(3,255,347)
Dividends reinvested	252,686	13,571,750	39,559	2,170,974
Net increase (decrease)	(65,035)	$(4,199,116)	26,556	$1,398,970

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended August 31, 2022 and August 31, 2021 were as follows:

Distributions paid from:	2022	2021
Ordinary Income	$16,715,916	$6,343,701
Long term realized capital gains	24,548,966	11,178,513

Aggregate cost for federal income tax purposes, including derivatives, was $242,208,449; and net unrealized appreciation (depreciation), including derivatives consisted of:

Gross unrealized appreciation	$13,114,878
Gross unrealized depreciation	(16,651,836)
Net unrealized appreciation (depreciation)	(3,536,958)

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain derivative instruments.

At August 31, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,930,149
Undistributed long-term capital gain	17,303,423
Accumulated realized capital and other losses	—
Net unrealized appreciation of investments	(3,523,681)
Total accumulated earnings (deficit)	15,709,891

UBS U.S. Allocation Fund

Notes to financial statements

There were no reclassifications arising from permanent "book/tax" differences for the period ended August 31, 2022.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses.

At August 31, 2022, the Fund had no net capital loss carryforward.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Fund has analyzed as of August 31, 2022 that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended August 31, 2022, the Fund did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year period ended August 31, 2022, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS U.S. Allocation Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
UBS U.S. Allocation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of UBS U.S. Allocation Fund (the "Fund") (the sole fund constituting UBS Investment Trust (the "Trust")), including the portfolio of investments, as of August 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting UBS Investment Trust) at August 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more UBS investment companies since 1978.

New York, New York
October 28, 2022

UBS U.S. Allocation Fund

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the amount of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and long-term capital gains are $1,343,593 and $24,548,966, respectively.

For the taxable period ended August 31, 2022, the Fund designates $1,423,769 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2022. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2023. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Fund.

UBS U.S. Allocation Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at http://www.sec.gov. Additionally, you may obtain copies of Form N-PORT for the first and third quarters of each fiscal year from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, UBS Investment Trust (the "Trust") has adopted a liquidity risk management program (the "program") with respect to its series, UBS U.S. Allocation Fund (the "Fund").

UBS Asset Management (Americas) Inc. ("UBS AM") has been designated by the Trust's Board to administer the program, and UBS AM has delegated the responsibility to carry out certain functions described in the program to an internal group which is comprised of representatives of various investment and non-investment areas of the firm. Liquidity risk is defined as the risk that the Fund could not meet redemption requests without significant dilution of remaining shareholders' interests. The program is intended to provide a framework for the assessment, management and periodic review of the Fund's liquidity risks, taking into consideration, as applicable, the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. The provisions of the program shall be administered for the Fund in a manner that is appropriately tailored to reflect the Fund's particular liquidity risks. UBS AM's process of determining the degree of liquidity of a Fund's investments is supported by a third-party liquidity assessment vendor. In May 2022, UBS AM provided the Board with a report addressing the operation of the program and assessing its adequacy and effectiveness of implementation (the "report"). The report covered the period from May 2, 2021 through May 1, 2022.

UBS AM's report concluded that the program was reasonably designed to assess and manage the Fund's liquidity risk, including during periods of market volatility and net redemptions. UBS AM reported that the program operated adequately and has been implemented effectively to assess and manage the Fund's liquidity risk.

There can be no assurance that the program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Investment Trust (the "Trust") on July 19-20, 2022, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust ("Independent Trustees"), considered and approved the continuance of the investment advisory and administration contract (the "Investment Advisory and Administration Contract") of the Trust with respect to its series, UBS U.S. Allocation Fund (the "Fund"), with UBS Asset Management (Americas) Inc. ("UBS AM"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the advisory, administrative and distribution arrangements for the Fund. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session to review the disclosure that had been made to them. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board reviewed the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Fund's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Fund. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Fund and had previously received information regarding the persons primarily responsible for the day-to-day management of the Fund. The board recognized that several senior personnel at UBS AM report to the board regularly and that at each regular meeting the board receives a detailed report from UBS AM on the Fund's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $290.6 billion in assets under management as of March 31, 2022 and was part of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of March 31, 2022. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Fund to UBS AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS AM. The board also reviewed and considered the written

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

agreement between UBS AM and the Fund, which is separate from the Investment Advisory and Administration Contract, whereby UBS AM has agreed to permanently reduce its management fee based on the Fund's average daily net assets, which is discussed in more detail in the "Economies of scale" section, and considered the actual fee rate (after taking this agreement into account) (the "Actual Management Fee"). Additionally, the board received and considered information comparing the Fund's Contractual Management Fee, Actual Management Fee and total expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

The comparative Broadridge information showed that the Fund's Contractual Management Fee, Actual Management Fee and total expenses were below the respective medians in the Fund's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.)

In light of the foregoing, the board determined that the management fee continued to be appropriate under the circumstances and in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Contract

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2022 and (b) annualized performance information for each year in the ten-year period ended April 30, 2022. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund's performance, including with respect to its benchmark index.

The comparative Broadridge information showed that the Fund's performance was above the median for all comparative periods. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) Based on its review, the board concluded that the Fund's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Fund and was provided information on UBS AM's expense allocation methodology. The board also received profitability information with respect to the UBS New York fund complex as a whole. The board observed that the profitability and expense analyses are substantially similar to those used by UBS AM for many internal purposes, and are subject to regular review with respect to how certain revenue and expenses should be allocated. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Fund's assets grew, whether the Fund has appropriately benefited from any material economies of scale, and whether there is potential for realization of any further material economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board noted that the Fund's Contractual Management Fee contained a single breakpoint and that the Fund's assets were above the breakpoint as of April 30, 2022.

While the Fund's Contractual Management Fee contained a single breakpoint, the board recognized that the Fund had entered into a separate agreement with UBS AM, whereby UBS AM agreed to permanently reduce its Contractual Management Fee at higher asset levels by utilizing several additional breakpoints based on the Fund's

UBS U.S. Allocation Fund

Board approval of investment advisory and administration agreement (unaudited)

average daily net assets, thereby achieving the same effect as if the Contractual Management Fee contained multiple breakpoints.

Generally, in light of UBS AM's profitability data, the Actual Management Fee, Contractual Management Fee, the breakpoints currently in place for the Fund and the current assets of the Fund, the board believed that UBS AM's arrangement for sharing economies of scale with the Fund was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the Investment Advisory and Administration Contract. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Advisory and Administration Contract. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in private sessions with its independent legal counsel at which no representatives of UBS AM were present.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Fund's operations. Each trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Fund's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Alan S. Bernikow; 81 K2 Integrity 845 Third Avenue New York, NY	Trustee and Chairman of the Board of Trustees	Since 2005 (Trustee); Since 2022 (Chairman of the Board of Trustees)

Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm). From 2003 to 2017, Mr. Bernikow was also a director of Destination XL Group, Inc. (menswear) (and served as a member of its nominating and corporate governance committee).

Mr. Bernikow is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee).

Richard R. Burt; 75 McLarty Associates 900 17th Street 8th Floor Washington, D.C. 20006	Trustee	Since 2001	Mr. Burt is a managing partner of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009.	Mr. Burt is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe, Russia and Turkey Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committee).

Bernard H. Garil; 82 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

				Mr. Garil is a trustee of 4 investment companies (consisting of 44 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Garil is a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Heather R. Higgins; 63 c/o Keith A. Weller Fund Secretary UBS Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	Trustee	Since 2005	Mrs. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Mrs.. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007
			and since 2009).	Mrs.. Higgins is a trustee of 7 investment companies (consisting of 47 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.	None

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers:

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Rose Ann Bubloski***; 54	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and a senior manager of fund accounting—US (previously named product control and investment support) of UBS AM and/or UBS AM (US) ("UBS AM—Americas region"). Ms. Bubloski is vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Franklin P. Dickson***; 44	Vice President	Since 2017

Mr. Dickson is an associate director (since 2015) and tax compliance manager (since 2017) (prior to which he was a product controller (from 2015 to 2017) of fund accounting—US (previously named product control and investment support) of UBS AM—Americas region. Mr. Dickson is a vice president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper*; 64	Vice President and Assistant Secretary	Since 1999 and 2019, respectively

Mr. Kemper is a managing director (since 2006) and general counsel (2004 through 2019 and September 2021 to present) (prior to which he was senior legal counsel (2019 — 2020 and April 2021 to September 2021), Interim Head of Asia Pacific Legal (2020 through 2021) and Interim head of Compliance and Operational Risk Control (2019) of UBS AM—Americas region. He has been assistant secretary of UBS AM—Americas region since January 2022 (prior to which he was secretary (from 2004 until January 2022) and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager. Mr. Kemper is employed by UBS Business Solutions US LLC (since 2017).

Joanne M. Kilkeary***; 54	Vice President, Treasurer and Principal Accounting Officer	Since 1999 (Vice President); since 2017 (Treasurer and Principal Accounting Officer)

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director (from 2008 to 2013)) and head of regulatory, tax, audit and board governance for product control and investment support (from 2017 until 2020) (prior to which she was a senior manager of registered fund product control of UBS AM—Americas region (from 2004 to 2017)). Ms. Kilkeary is a vice president and assistant treasurer of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Igor Lasun**; 43	President	Since 2018

Mr. Lasun is a managing director (since 2021) (prior to which he was an executive director (from 2018 until 2021)) and head of product development and management for UBS AM—Americas region (since 2018) (prior to which he was a senior fixed income product specialist from 2007 to 2018, and had joined the firm in 2005). In this role, he oversees development and management for both wholesale and institutional businesses. Mr. Lasun serves as president of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Leesa Merrill*, 43	Chief Compliance Officer	Since May 2022

Ms. Merrill is a director (since 2014) and served as head of compliance risk (from 2020 to 2022) (prior to which she was a senior compliance officer (from 2004 until 2020) for UBS AM—Americas region. Ms. Merrill serves as chief compliance officer of 6 investment companies (consisting of 56 portfolios) for which UBS AM or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 57	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

UBS U.S. Allocation Fund

Supplemental information (unaudited)

Officers (concluded):

Name, address and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Philip Stacey*; 37	Vice President and Assistant Secretary	Since 2018

Mr. Stacey is an executive director (since 2019) (prior to which he was a director from 2015 to 2019) and associate general counsel with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region since 2015. Mr. Stacey is a vice president and assistant secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 61	Vice President and Secretary	Since 2000 and 2019, respectively

Mr. Weller is an executive director (since 2017), deputy general counsel (since 2019) and Head of Registered Funds Legal (since 2022) (prior to which he was senior associate general counsel) with UBS Business Solutions US LLC (since 2017) and also with UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and secretary of 7 investment companies (consisting of 56 portfolios) for which UBS AM serves as investment advisor or manager, and is also involved with other funds for which UBS AM or an affiliate serves as investment advisor or administrator.

1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

*  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

**  This person's business address is 787 Seventh Avenue, New York, New York 10019.

***  This person's business address is 1000 Harbor Boulevard, Weehawken, New Jersey 07086.

Trustees

Alan S. Bernikow
Chairman

Richard R. Burt

Bernard H. Garil

Heather R. Higgins

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
787 Seventh Avenue
New York, New York 10019

Principal Underwriter

UBS Asset Management (US) Inc.
787 Seventh Avenue
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

©UBS 2022. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

787 Seventh Avenue

New York, NY 10019

S049

(b)	Copy of each notice transmitted to shareholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), that contains disclosures specified by paragraph (c)(3) of that rule: Not applicable to the registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the 1940 Act.).

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended August 31, 2022 and August 31, 2021, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $73,107 and $73,107, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended August 31, 2022 and August 31, 2021, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,910 and $2,910, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2022 and 2021 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended August 31, 2022 and August 31, 2021, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $12,975 and $12,964, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended August 31, 2022 and August 31, 2021, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of September 14, 2016)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS AM and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS AM and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS AM or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee has delegated its responsibility to pre-approve any such audit and permissible non-audit services not exceeding $100,000 (excluding reasonable out-of-pocket expenses) on an annual basis to the Chairperson. All such pre-approvals will be reported to the full Committee on a quarterly basis at the Committee’s next regularly scheduled meeting after the pre-approval. The Committee may not delegate to management its responsibility to pre-approve services to be performed by the independent auditor. Requests or applications to provide services that require specific pre-approval by the Committee or the Chairperson will be submitted by both the Fund’s independent auditors and the Fund’s Treasurer or other designated Fund officer and must include a joint statement as to whether, in their view, the request or application is consistent with SEC rules on auditor independence. From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS AM or the Fund’s officers).

1 The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS AM and any service providers controlling, controlled by or under common control with UBS AM that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)   Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended August 31, 2022 and August 31, 2021 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	For the fiscal year ended August 31, 2022, if greater than 50%, specify the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y. According to E&Y, such amount was below 50%; therefore, disclosure item not applicable for this filing.

(g)	For the fiscal years ended August 31, 2022 and August 31, 2021, the aggregate fees billed by EY of $588,825 and $200,614, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2022	2021
Covered Services	$15,885	$15,874
Non-Covered Services	$572,940	$184,740

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

(j)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Keith A. Weller, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant

Item 13. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(a)	(4) Change in the registrant’s independent public accountant – Not applicable to the registrant

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Investment Trust

By:	/s/ Igor Lasun
Igor Lasun
President

Date:     November 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Igor Lasun
Igor Lasun
President

Date:    November 7, 2022

By:	/s/ Joanne M. Kilkeary
Joanne M. Kilkeary
Vice President, Treasurer and Principal Accounting Officer

Date:     November 7, 2022